                             [FRONTEGRA FUNDS LOGO]


















                                  ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund






















                        FRONTEGRA ASSET MANAGEMENT, INC.
                                    ---------
                                  June 30, 2002

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          TABLE OF CONTENTS

          SHAREHOLDER LETTER                                                   1
          FRONTEGRA TOTAL RETURN BOND FUND
          FRONTEGRA INVESTMENT GRADE BOND FUND
             Report from Reams Asset Management Company, LLC                   4
             Investment Highlights                                             7
             Schedule of Investments                                           8
             Statement of Assets and Liabilities                              16
             Statement of Operations                                          17
             Statements of Changes in Net Assets                              18
             Financial Highlights                                             19
             Investment Highlights                                            20
             Schedule of Investments                                          21
             Statement of Assets and Liabilities                              26
             Statement of Operations                                          27
             Statements of Changes in Net Assets                              28
             Financial Highlights                                             29
          FRONTEGRA OPPORTUNITY FUND
             Report from Reams Asset Management Company, LLC                  32
             Investment Highlights                                            35
             Schedule of Investments                                          36
             Statement of Assets and Liabilities                              40
             Statement of Operations                                          41
             Statements of Changes in Net Assets                              42
             Financial Highlights                                             43
          FRONTEGRA GROWTH FUND
             Report from Northern Capital Management, LLC                     46
             Investment Highlights                                            50
             Schedule of Investments                                          51
             Statement of Assets and Liabilities                              54
             Statement of Operations                                          55
             Statements of Changes in Net Assets                              56
             Financial Highlights                                             57
          NOTES TO FINANCIAL STATEMENTS                                       58
          REPORT OF INDEPENDENT AUDITORS                                      64
          ADDITIONAL INFORMATION                                              65


          This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectus carefully.

[FRONTEGRA FUNDS LOGO]




          DEAR FELLOW SHAREHOLDERS:

          The last twelve months have been very challenging for investors. The increase in volatility and the protracted bear market in equities have been a rude awakening for individual and institutional investors alike. The September 11 attacks, the high profile corporate scandals and the slow economic recovery have all combined to undermine the confidence in the U.S. equity market.

          Not since 1973 -1974 have investors endured such pronounced equity market weakness. In 2002, U.S. stocks recorded their worst first half of the year since the 1970's. The S&P 500 Index declined 13.16% for the first half of 2002, while the technology dominated NASDAQ Composite Index fell nearly 25%.

          There were, however, a few bright spots in the markets. The Federal Reserve has spent the past twelve months aggressively cutting interest rates. The rate cuts, combined with a flight to the safety of Treasury securities, lifted the broad bond market. For the twelve months ended June 30, 2002, the bond market returned 8.63%, well ahead of the negative returns offered by the stock market. Small cap value stocks have also held up well in the past year as attention has turned from the high-flying growth stocks of the late 1990's to the more cyclical, value-oriented names that typically lead the market in the early stages of a recovery. The Russell 2000 Value Index was up 8.50% over the last twelve months.

          RESULTS
          The Frontegra Funds had mixed results during the past twelve months. The Total Return Bond Fund posted positive absolute results but trailed its benchmark. The Fund's exposure to the credit sector of the market had a negative impact on performance in the midst of the corporate scandals and questions concerning the strength of the economic recovery. The Investment Grade Bond Fund held up well in the period returning 7.15%.

          As pointed out above, small cap value stocks were the lone bright spot on the domestic equity front. Shareholders in the Opportunity Fund were rewarded as the Fund handily outperformed its benchmark, returning 10.74% for the year ended June 30, 2002 compared to 8.50% for the Russell 2000 Value Index.

          The Frontegra Growth Fund, managed by Northern Capital Management, struggled in the first half of 2002 after holding up well in the market turmoil late in 2001. The Fund's holdings in the healthcare, biotech, telecommunications and technology sectors were punished in the first half of 2002 as investors aggressively sold names in these areas of the market.

          SUMMARY
          While the last twelve months have been a difficult time for investors, we hope that the worst is behind us. It is unlikely that we have seen the last corporate scandal or other surprise in the market, but there are several indicators that may provide hope for investors. Interest rates are extremely low, inflation seems to be in check and the economy appears to be on the right track. We hope to report strong absolute and relative results at the calendar year end and are confident that the continued application of the investment processes that have served us well will produce outstanding results for our shareholders. As always, we appreciate your investment and your continued confidence in the investment managers overseeing the Funds.

          Sincerely,


          /s/ Thomas J. Holmberg                /s/ William D. Forsyth

          Thomas J. Holmberg, CFA               William D. Forsyth, CFA
          Frontegra Asset Management, Inc.      Frontegra Asset Management, Inc.

                                     page 1
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                                    FRONTEGRA
                             TOTAL RETURN BOND FUND


                                    FRONTEGRA
                                INVESTMENT GRADE
                                    BOND FUND

[FRONTEGRA FUNDS LOGO]




          REPORT FROM REAMS ASSET MANAGEMENT COMPANY, LLC:


          It goes without saying that we are very disappointed with results over the past twelve months in the Frontegra Total Return Bond Fund. We have not experienced this type of underperformance in our firm's 21-year history. The Total Return Bond Fund returned 3.44% over the past twelve months compared to 8.63% for the benchmark, Lehman Brothers Aggregate Bond Index. The confluence of events, including the attacks of September 11, the ongoing corporate scandals and the weak economy have had a tremendous impact on our style of fixed income management.

          The Frontegra Investment Grade Bond Fund held up fairly well over the last year. The Investment Grade Bond Fund returned 7.15% for the twelve months ended June 30, 2002, compared to the 8.63% return of the benchmark, Lehman Brothers Aggregate Bond Index. The Investment Grade Bond Fund has a more conservative mandate than the Total Return Bond Fund and therefore had less exposure to the poorly performing corporate sector of the market.

          PORTFOLIO REVIEW
          To better understand the recent underperformance, it may be instructive to briefly review our management style. We have historically added value to portfolios both from top-down and the bottom-up strategies. We take advantage of opportunities in the broad market by adjusting the duration or interest rate sensitivity of the portfolio given the level of real interest rates available in the market. We also position securities along the yield curve, trying to take advantage of opportunities when the yield curve diverts from its normal upward sloping shape. Our top-down strategies have added one-third to one-half of the value over time. In the past year, our top-down strategies have had little impact on relative performance.

          Our bottom-up approach, which can provide up to two-thirds of our value added over time, is a value-based, opportunistic approach to selecting individual bonds. Our approach tends to emphasize investments in industries that are asset rich and securities that are backed by tangible assets. This leads us to certain sectors of the market, including the energy and telecommunications industries, as well as securities backed by assets such as aircraft. This bias has cost us in recent months as several areas of the fixed income market where we focus our efforts have been decimated.

          For example, securities backed by aircraft performed poorly after the September 11 attacks and even though they have recovered somewhat, they have not fully recovered given the uncertainty surrounding the airline industry. Energy bonds have been affected by the Enron collapse and telecommunications bonds have been hammered by the industry slowdown and the WorldCom debacle.

          Fixed income investors facing the current trauma in the credit market must make a choice: whether to exit the corporate sector due to the difficulty of credit analysis when financial statements can not be trusted, or whether to treat the current situation as a cyclical opportunity which is creating a market that is attractive and will pay off over time. We are confident that the second choice is the correct decision, and that maintaining well-diversified corporate positions is the appropriate response to the volatile market.

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          As it stands today, the Funds continue to hold most of the securities that were responsible for the underperformance. We expect these securities to regain most, if not all, of the underperformance experienced over the last twelve months. The portfolio is well diversified, very liquid and we think positioned to outperform significantly once the cloud of corporate malfeasance and scandal has lifted.

          PORTFOLIO OUTLOOK AND STRATEGY
          Despite troubled stock and bond markets, the economic expansion in the U.S. appears to be on track. The main swing factors, capital spending and inventories, have been positive, while housing, consumption and government spending are strong. Stimulative monetary policy in 2001 should keep growth during the second half of 2002 above 3%. One concern is that the current corporate problems could lead to softness in capital spending as more companies are unable to access capital markets. Consumer confidence could also be vulnerable to financial market problems.

          Market concerns will likely delay any increase in short-term rates by the Federal Reserve. Furthermore, current inflation remains very low (below 2%) and money growth has slowed in 2002. These developments allow the Fed to bide its time on any rate increases. We now expect short-term rates to remain unchanged through year-end.

          We are maintaining a cautious 2.5% estimate of long-term inflation despite the current lower inflation rate, due to the very aggressive monetary stimulus that was pursued during 2001 and the likelihood that the Fed will keep short-term rates too low for too long. With "real" 10-year Treasury yields at a 2.3% level, we have moved to a slightly defensive, below-benchmark duration in the Fund. However, this strategy has been fairly subdued since we think that the current "flight to quality" will keep Treasury rates lower than normal for a period of time.

          We expect the yield curve to flatten over time from its current very steep level. However, in the short term, the curve could continue to steepen as the Fed drags its feet on raising short-term rates. Therefore, we remain in a relatively neutral curve position.

          We have maintained an overweight to the credit sector in the Total Return Bond Fund in order to take advantage of the opportunities in the BBB area of the market. Given the risk profile of the Investment Grade Bond Fund, the credit exposure in the Fund is less than that of the benchmark. At June 30, 2002, the Investment Grade Bond Fund had 16% of assets invested in the credit sector, a 10% underweight relative to the benchmark.

          Positions in secured equipment trusts and secured power projects, as well as commercial mortgage-backed securities and asset-backed securities are being maintained as excellent alternatives to the credit sector. Mortgage exposure is being maintained at a relatively high level as a high-quality, credit risk-free alternative.

          Foreign holdings have performed well and have been eliminated from the Total Return Bond Fund as the falling level of the U.S. Dollar has eliminated the undervaluation of Euro-denominated securities.

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          High yield holdings are low in the Total Return Bond Fund, since there is already so much volatility in the investment-grade credit market. The high-yield market remains bifurcated with the higher-quality end of the market having performed quite well while the overall yield of the market is driven up by the distressed and extremely risky lower-quality end of the market. The power-generation, cable, and wireless sectors remain interesting for the Total Return Bond Fund.

          SUMMARY

          As we mentioned at the outset of this letter, we are very disappointed with recent results but we are confident that both Funds are well positioned to produce strong performance over the next twelve to eighteen months as this credit cycle plays out. We appreciate your patience and want to assure you that we are working tirelessly to ensure that we provide the best results for our shareholders.

          Regards,



          /s/ Mark M. Egan                         /s/ Robert A. Crider

          Mark M. Egan, CFA, CPA                   Robert A. Crider, CFA
          Reams Asset Management                   Reams Asset Management
          Company, LLC                             Company, LLC

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          INVESTMENT HIGH LIGHTS



          Growth of a $100,000 Investment

                             Frontegra
                            Total Return        Lehman Brothers
             Date             Bond Fund      Aggregate Bond Index
             ----             ---------      --------------------
          11/25/1996          100,000              100,000
          12/31/1996           99,239               99,546
          03/31/1997           98,362               98,989
          06/30/1997          102,032              102,625
          09/30/1997          105,600              106,035
          12/31/1997          107,761              109,156
          03/31/1998          109,814              110,855
          06/30/1998          112,097              113,445
          09/30/1998          116,435              118,242
          12/31/1998          116,850              118,641
          03/31/1999          116,509              118,052
          06/30/1999          115,847              117,015
          09/30/1999          116,931              117,809
          12/31/1999          116,688              117,665
          03/31/2000          120,434              120,263
          06/30/2000          123,697              122,347
          09/30/2000          127,807              126,040
          12/31/2000          132,423              131,351
          03/31/2001          137,575              135,340
          06/30/2001          138,374              136,095
          09/30/2001          143,478              142,383
          12/31/2001          142,220              142,440
          03/31/2002          142,420              142,574
          06/30/2002          143,131              147,842

          * 11/25/96 commencement of operations.

          Portfolio Total Return**
          -----------------------------------
          FOR THE PERIOD ENDED 6/30/02
          ONE YEAR                      3.44%
          FIVE YEAR AVERAGE ANNUAL      7.00%
          SINCE COMMENCEMENT
          AVERAGE ANNUAL                6.61%

          This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

          The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

          ** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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          Frontegra Total Return Bond Fund
          SCHEDULE OF INVESTMENTS

          June 30, 2002

          Principal Amount                                                                              Value
          ---------------------------------------------------------------------------------------------------
                             ASSET-BACKED SECURITIES  2.8%
              $ 3,440,000    Conseco Finance Securitizations Corp., 2000-4 A4,
                               7.73%, 4/01/32                                                    $  3,676,165
                1,820,000    Conseco Finance Securitizations Corp., 2001-4 A2,
                               5.15%, 9/01/33                                                       1,855,433
                  500,000    Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07                         511,581
                  224,777    Green Tree Financial Corp., 1995-7 A5, 6.95%, 10/15/26                   232,285
                  200,000    Green Tree Financial Corp., 1996-7 M1, 7.70%, 10/15/27                   208,494
                1,225,000    Lehman ABS Manufactured Housing Contract, 2001-B A3,
                               4.35%, 5/15/14                                                       1,236,047
                   60,364    Mego Mortgage Home Loan Trust, 1996-2 A, 7.275%, 8/25/17                  63,025
                1,950,000    Salomon Smith Barney RV Trust, 2001-1 A3, 4.74%, 2/15/13               1,986,043
                                                                                                 ------------
                             TOTAL ASSET-BACKED SECURITIES
                               (cost $9,599,576)                                                    9,769,073
                                                                                                 ------------

                             COMMERCIAL MORTGAGE-BACKED
                               SECURITIES  10.5%
                2,721,047    Capco America Securitization Corp., 1998-D7 A1A, 5.86%,
                               10/15/30                                                             2,838,773
                  248,345    Chase Commercial Mortgage Securities Corp., 1997-2 A1,
                               6.45%, 12/12/29                                                        260,317
                  350,000    Chase Commercial Mortgage Securities Corp., 1997-2 A2,
                               6.60%, 12/12/29                                                        374,640
                1,351,051    COMM Mortgage Trust, 1999-1 A1, 6.145%, 5/15/32                        1,416,474
                  864,617    Commercial Mortgage Asset Trust, 1999-C1 A1, 6.25%, 1/17/32              909,193
                1,220,466    Credit Suisse First Boston Mortgage Securities Corp., 1998-C2 A1,
                               5.96%, 11/11/30                                                      1,274,923
                1,605,000    DLJ Commercial Mortgage Corp., 1998-CF1 A1B, 6.41%, 2/18/31            1,699,741
                2,450,000    General Growth Properties, 1 A1, 6.537%, 11/15/04 r                    2,595,424
                1,543,113    GMAC Commercial Mortgage Securities Inc., 1997-C1 A2,
                               6.853%, 7/15/29                                                      1,626,797
                2,812,759    GMAC Commercial Mortgage Securities Inc., 1999-C1 A1,
                               5.83%, 5/15/33                                                       2,927,663
                1,454,673    GMAC Commercial Mortgage Securities Inc., 2000-C2 A1,
                               7.273%, 8/16/33                                                      1,567,630
                1,396,269    GMAC Commercial Mortgage Securities Inc., 1998-C2 A1,
                               6.15%, 5/15/35                                                       1,465,302

          See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                COMMERCIAL MORTGAGE-BACKED
                 SECURITIES 10.5% (continued)
$ 1,520,000     GS Mortgage Securities Corp. II, 1997-GL A2B, 6.86%,
                 7/13/30                                                          $  1,593,540
    441,689     J.P. Morgan Commercial Mortgage Finance Corp., 1996-C2 A,
                 6.47%, 11/25/27                                                       458,019
  2,260,611     Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                                        2,358,228
    150,000     Merrill Lynch Mortgage Investors, Inc., 1998-C1 A3,
                 6.72%, 11/15/26                                                       153,938
  3,037,226     Morgan Stanley Capital I, 1999-WF1 A1, 5.91%, 11/15/31               3,169,711
  2,631,655     Mortgage Capital Funding, Inc., 1998-MC3 A1, 6.001%, 11/18/31        2,739,182
  2,131,117     Nomura Asset Securities Corp., 1998-D6 A1A, 6.28%, 3/15/30           2,246,863
    675,000     NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19 r                     709,531
  1,580,000     Principal Residential Mortgage Capital Resources, 2001-3A A1,
                 4.55%, 12/20/04 r                                                   1,607,650
  1,278,707     Salomon Brothers Mortgage Securities VII, 2000-C2 A1, 7.298%,
                 7/18/33                                                             1,377,754
    980,031     Salomon Brothers Mortgage Securities VII, 2001-MMA A1,
                 5.3228%, 2/18/34 r                                                  1,011,228
    356,666     TIAA Commercial Real Estate Securitization, 2001-C1A A1,
                 5.77%, 6/19/16 r                                                      371,139
                                                                                  ------------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $35,711,153)                                                 36,753,660
                                                                                  ------------
                CORPORATE BONDS  33.6%
                Airlines 5.7%
  1,430,582     Air 2 Us, 8.027%, 10/01/19 r                                         1,432,699
    912,380     American Airlines, 7.379%, 5/23/16                                     881,879
    832,727     America West Airlines, 7.33%, 7/02/08                                  788,286
    891,287     Continental Airlines Inc., 7.033%, 6/15/11                             852,623
    400,000     Delta Air Lines, 9.75%, 6/01/03                                        400,698
    626,206     Delta Air Lines, 9.375%, 9/11/07                                       651,210
    630,347     Jet Equipment Trust, 7.63%, 8/15/12 r                                  539,060
  1,500,000     Northwest Airlines Inc., 7.626%, 4/01/10                             1,452,208
    772,677     Northwest Airlines Inc., 8.304%, 9/01/10                               746,445
  1,539,348     United Airlines, 7.762%, 10/01/05                                    1,268,053

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                Airlines 5.7% (continued)
$ 1,805,000     United Airlines, 6.831%, 9/01/08                                  $  1,388,661
  2,486,634     United Airlines, 7.032%, 10/01/10                                    2,451,871
  4,461,657     United Airlines, 6.071%, 3/01/13                                     4,195,540
    505,000     US Airways, 2000-2 G, 8.02%, 2/05/19                                   533,805
  1,306,908     US Airways, 2000-3 G, 7.89%, 3/01/19                                 1,372,515
  1,057,285     US Airways Pass-Through Trust, 6.85%, 1/30/18                          923,556
                                                                                  ------------
                                                                                    19,879,109
                                                                                  ------------
                Automobiles/Auto Parts 1.1%
  4,030,000     Ford Motor Company, 7.45%, 7/16/31                                   3,751,313
                                                                                  ------------
                Cable Television 0.8%
  1,360,000     Charter Communication Holdings LLC, 8.625%, 4/01/09 r                  911,200
    175,000     Charter Communication Holdings LLC, 10.00%, 5/15/11 r                  118,125
  1,250,000     Comcast Cable Communication, 7.125%, 6/15/13                         1,126,516
    570,000     TCI Communications Inc., 7.875%, 2/15/26                               506,562
                                                                                  ------------
                                                                                     2,662,403
                                                                                  ------------
                Chemicals 0.7%
    610,000     Equistar Chemicals LP, 8.75%, 2/15/09                                  545,460
  1,300,000     FMC Corp., 7.125%, 11/25/02                                          1,308,268
    575,000     Lyondell Chemical Co., 9.50%, 12/15/08                                 534,750
    205,000     Lyondell Chemical Co., 11.125%, 7/15/12                                203,975
                                                                                  ------------
                                                                                     2,592,453
                                                                                  ------------
                Energy 7.4%
  1,345,000     Calpine Corp., 8.50%, 2/15/11                                          901,150
  1,470,000     Cinergy Corp., 6.25%, 9/01/04                                        1,493,238
    800,000     Cleveland Electric Illuminating Co., 7.85%, 7/30/02                    803,169
    300,000     Cogentrix Energy Inc., 8.10%, 3/15/04                                  309,054
    910,000     Consumers Energy Co., 6.20%, 5/01/03                                   925,033
  1,400,000     Entergy Gulf States Utilities, 3.2112%, 9/01/04 r,c                  1,401,478
    811,332     FPL Energy Virginia Funding, 7.52%, 6/30/19 r                          833,092
  1,403,501     LS Power Funding, 7.19%, 6/30/10                                     1,426,939
  3,165,000     Midwest Generation LLC, 8.56%, 1/02/16                               3,165,823
  1,860,000     Mirant Americas Generation LLC, 8.50%, 10/01/21 r                    1,339,200
  1,000,000     Petrozuata Finance Inc., 7.63%, 4/01/09 r                              760,000
  2,485,000     PSEG Energy Holdings, 9.125%, 2/10/04                                2,528,746

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                Energy 7.4% (continued)
$ 2,150,000     PSEG Energy Holdings, 8.50%, 6/15/11                              $  2,006,851
    354,479     Salton Sea Funding, 7.37%, 5/30/05                                     363,469
  1,496,004     Selkirk Cogen Funding Corp., 8.65%, 12/26/07                         1,614,473
    550,000     Sithe/Independence Funding, 8.50%, 6/30/07                             586,526
    500,000     Sithe/Independence Funding, 9.00%, 12/30/13                            532,280
  1,500,000     Southern Energy Inc., 7.40%, 7/15/04 r                               1,185,000
  2,735,000     Southern Energy Inc., 7.90%, 7/15/09 r                               1,887,150
  1,100,000     Sutton Bridge, 7.97%, 6/30/22 r                                      1,142,097
    800,000     Utilicorp-AMBAC, 6.875%, 10/01/04                                      844,374
                                                                                  ------------
                                                                                    26,049,142
                                                                                  ------------
                Financial 2.5%
  1,380,000     CIT Group Inc., 5.625%, 5/17/04                                      1,324,055
    155,000     CIT Group Inc., 7.25%, 8/15/05                                         149,924
    500,000     CIT Group Inc., 7.75%, 4/02/12                                         492,214
  3,720,000     Finova Group Inc., 7.50%, 11/15/09                                   1,227,600
    595,000     Ford Motor Credit Co., 6.70%, 7/16/04                                  612,480
  1,950,000     GATX Financial Corp., 2.6456%, 10/07/03                              1,830,629
  3,080,000     Household Finance Corp., 7.00%, 5/15/12                              3,062,610
                                                                                  ------------
                                                                                     8,699,512
                                                                                  ------------
                Hotel 0.5%
    765,000     Hyatt Equities LLC, 6.875%, 6/15/07 r                                  768,301
  1,120,000     Starwood Hotels, 7.375%, 5/01/07 r                                   1,101,800
                                                                                  ------------
                                                                                     1,870,101
                                                                                  ------------
                Insurance 0.7%
    475,000     Liberty Mutual Insurance, 8.50%, 5/15/25 r                             462,346
  1,535,000     Zurich Capital Trust I, 8.376%, 6/01/37 r                            1,445,631
    465,000     Zurich Reinsurance, 7.125%, 10/15/23                                   422,762
                                                                                  ------------
                                                                                     2,330,739
                                                                                  ------------
                Metals 0.2%
    720,000     USEC Inc., 6.625%, 1/20/06                                             652,170
                                                                                  ------------
                Multimedia 1.2%
    295,000     AOL Time Warner Inc., 7.625%, 4/15/31                                  258,304
  3,535,000     AOL Time Warner Inc., 7.70%, 5/01/32                                 3,135,902
    780,000     News America Holdings, 7.43%, 10/01/26                                 819,363
                                                                                  ------------
                                                                                     4,213,569
                                                                                  ------------

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                Oil & Gas 0.8%
$ 2,802,000     PDV America, Inc., 7.875%, 8/01/03                                $  2,822,693
                                                                                  ------------
                Pipelines 3.3%
  2,550,000     El Paso Corp., 7.875%, 6/15/12 r                                     2,567,271
  1,060,000     El Paso Corp., 7.75%, 1/15/32                                          982,980
  1,170,000     El Paso Natural Gas, 8.375%, 6/15/32 r                               1,203,268
  1,500,000     Sonat Inc., 6.875%, 6/01/05                                          1,509,386
  2,000,000     Transcontinental Gas Pipeline Corp., 7.00%, 8/15/11                  1,778,358
    810,000     Williams Company Inc., 7.125%, 9/01/11                                 655,938
  1,995,000     Williams Company Inc., 8.125%, 3/15/12 r                             1,673,268
  1,460,000     Williams Company Inc., 7.75%, 6/15/31                                1,070,116
                                                                                  ------------
                                                                                    11,440,585
                                                                                  ------------
                Real Estate Investment Trusts 0.4%
    410,000     HRPT Properties Trust, 6.75%, 12/18/02                                 415,609
  1,065,000     Simon Property Group Inc., 6.75%, 2/09/04                            1,108,551
                                                                                  ------------
                                                                                     1,524,160
                                                                                  ------------
                Special Purpose Entity 1.8%
  1,312,500     PDVSA Finance Ltd., 1998-1, 6.45%, 2/15/04 c                         1,279,688
  1,900,000     PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06                           1,738,500
  3,160,000     PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07                         3,120,500
                                                                                  ------------
                                                                                     6,138,688
                                                                                  ------------
                Telecommunications 6.4%
  3,090,000     AT&T Corp., 8.00%, 11/15/31 r                                        2,425,650
  2,880,000     AT&T Wireless Services Inc., 8.125%, 5/01/12                         2,348,461
  1,530,000     AT&T Wireless Services Inc., 8.75%, 3/01/31                          1,181,605
  1,100,000     Ciena Corp., 3.75%, 2/01/08                                            647,625
  1,845,000     Deutsche Telekom, 8.25%, 6/15/30                                     1,715,123
  1,125,000     Deutsche Telekom, 9.25%, 6/01/32                                     1,133,973
  1,270,000     France Telecom, 7.20%, 3/01/06                                       1,221,533
  2,570,000     France Telecom, 7.75%, 3/01/11                                       2,346,610
  1,250,000     France Telecom, 8.50%, 3/01/31                                       1,105,648
    800,000     Global Crossing Holding Ltd., 9.50%, 11/15/09 d                          8,000
    390,000     Qwest Capital Funding, 7.75%, 8/15/06                                  237,900
    780,000     Qwest Capital Funding, 7.00%, 8/03/09                                  432,900
    970,000     Qwest Capital Funding, 7.90%, 8/15/10                                  548,050
    960,000     Qwest Capital Funding, 7.25%, 2/15/11                                  537,600
    195,000     Sprint Capital Corp., 8.375%, 3/15/12                                  161,549

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                Telecommunications 6.4% (continued)
$   390,000     Sprint Capital Corp., 8.375%, 3/15/12 r                           $    323,097
    380,000     Sprint Capital Corp., 6.90%, 5/01/19                                   253,751
  1,150,000     Sprint Capital Corp., 8.75%, 3/15/32                                   864,876
  1,935,000     Sprint Capital Corp., 8.75%, 3/15/32 r                               1,455,248
  1,865,000     Verizon Global Funding Corp., 7.75%, 12/01/30                        1,798,651
  1,020,000     Worldcom Inc., 8.25%, 5/15/10                                          153,000
  2,990,000     Worldcom Inc., 7.50%, 5/15/11                                          448,500
  6,040,000     Worldcom Inc., 8.25%, 5/15/31                                          906,000
                                                                                  ------------
                                                                                    22,255,350
                                                                                  ------------
                Transportation 0.1%
    410,000      JB Hunt Transport Services, 7.00%, 9/15/04                            427,607
                                                                                  ------------
                TOTAL CORPORATE BONDS
                 (cost $128,834,303)                                               117,309,594
                                                                                  ------------
Shares
------
                PREFERRED STOCKS 0.4%
                Cable Television 0.4%
      3,300     CSC Holdings Inc., 11.75%, 10/01/07                                    221,100
     17,365     CSC Holdings Inc., 11.125%, 4/01/08                                  1,111,360
                                                                                  ------------
                                                                                     1,332,460
                                                                                  ------------
                TOTAL PREFERRED STOCKS
                 (cost $1,714,025)                                                   1,332,460
                                                                                  ------------
Principal Amount
----------------
                U.S. GOVERNMENT AGENCIES 34.2%
                Fannie Mae 33.1%
$ 7,680,000     5.50%, 7/01/17 w                                                     7,680,000
  7,645,000     6.00%, 7/01/17 w                                                     7,790,729
  2,000,000     6.50%, 7/01/17 w                                                     2,070,624
 25,185,000     6.50%, 7/01/32 w                                                    25,665,076
 44,320,000     7.00%, 7/01/32 w                                                    45,885,028
    230,967     Pool 073339, 6.18%, 1/01/03                                            231,210
     28,222     Pool 160098, 7.91%, 3/01/04                                             28,994
    449,899     Pool 433043, 6.50%, 6/01/28                                            460,815
    377,509     Pool 447704, 6.50%, 11/01/28                                           386,669
    299,193     Pool 448235, 6.50%, 11/01/28                                           306,453

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                Fannie Mae 33.1% (continued)
$   626,105     Pool 448635, 6.50%, 11/01/28                                      $    641,297
    256,160     Pool 449012, 6.50%, 11/01/28                                           262,375
    304,646     Pool 487778, 6.50%, 3/01/29                                            311,572
  8,100,000     Pool 545756, 7.00%, 6/01/32                                          8,393,625
 14,934,801     Pool 622547, 7.00%, 9/01/31                                         15,484,107
     32,572     Series 1991-26 G, 8.00%, 4/25/06                                        34,022
     85,000     Series 1994-3 PL, 5.50%, 1/25/24                                        83,392
                                                                                  ------------
                                                                                   115,715,988
                                                                                  ------------
                Freddie Mac 0.9%
  1,985,000     Series 2453 BA, 5.00%, 7/15/11                                       2,035,791
  1,047,238     Series 2443 TM, 5.50%, 7/15/22                                       1,083,088
                                                                                  ------------
                                                                                     3,118,879
                                                                                  ------------
                Ginnie Mae 0.2%
     52,487     Pool 036629, 9.50%, 10/15/09                                            58,236
     86,360     Pool 331001, 8.25%, 7/15/07                                             91,994
    425,000     Series 20 H, 5.50%, 10/25/23                                           413,462
    290,000     Series 20 L, 5.50%, 10/25/23                                           271,125
                                                                                  ------------
                                                                                       834,817
                                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $118,691,310)                                               119,669,684
                                                                                  ------------

                U.S. TREASURIES 14.4%
                U.S. Treasury Bond 3.7%
 13,147,000     5.375%, 2/15/31                                                     12,873,792
                                                                                  ------------

                U.S. Treasury Notes 9.2%
 24,780,000     4.375%, 5/15/07                                                     25,120,725
  7,215,000     4.875%, 2/15/12                                                      7,242,056
                                                                                  ------------
                                                                                    32,362,781
                                                                                  ------------

                U.S Treasury Strips 1.5%
  5,775,000     0.00%, 2/15/21                                                       1,910,208
  5,775,000     0.00%, 11/15/22                                                      1,714,794
  5,775,000     0.00%, 11/15/24                                                      1,525,403
                                                                                  ------------
                                                                                     5,150,405
                                                                                  ------------
                TOTAL U.S. TREASURIES
                 (cost $49,847,843)                                                 50,386,978
                                                                                  ------------

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS 24.8%
                U.S. Government Agency 24.5%
$85,743,000     Federal Home Loan Discount Note, 1.7128% c                        $ 85,743,000
                                                                                  ------------
                Variable Rate Demand Notes 0.3%
    335,508     American Family Financial Services Inc., 1.4626%                       335,508
    398,257     Wisconsin Corporate Central Credit Union, 1.5100% c                    398,257
    344,415     Wisconsin Electric Power Co., 1.4625% c                                344,415
                                                                                  ------------
                                                                                     1,078,180
                                                                                  ------------
                TOTAL SHORT-TERM INVESTMENTS
                 (cost $86,821,180)                                                 86,821,180
                                                                                  ------------
                TOTAL INVESTMENTS 120.7%
                 (cost $431,219,390)                                               422,042,629

                Liabilities, less Other Assets (20.7%)                             (72,310,842)
                                                                                  ------------

                NET ASSETS 100.0%                                                 $349,731,787
                                                                                  ============

r Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $31,269,953 (8.9% of net assets) at June 30, 2002.
w    When-issued security.
c    Security marked as segregated to cover when-issued security.
d    Security is in default at June 30, 2002.










See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments at value (cost $431,219,390)                                          $422,042,629
Cash                                                                                    67,035
Interest receivable                                                                  3,810,656
Receivable for investments sold                                                     27,179,349
Other assets                                                                            25,279
                                                                                  ------------
Total assets                                                                       453,124,948
                                                                                  ------------

LIABILITIES:
Payable for investments purchased                                                  102,779,367
Payable for Fund shares purchased                                                      450,000
Accrued investment advisory fee                                                         83,236
Accrued expenses                                                                        80,558
                                                                                  ------------
Total liabilities                                                                  103,393,161
                                                                                  ------------
NET ASSETS                                                                        $349,731,787
                                                                                  ============

NET ASSETS CONSIST OF:
Paid in capital                                                                   $359,804,416
Undistributed net investment income                                                  1,026,475
Undistributed net realized loss on investments sold and foreign currencies          (1,926,957)
Net unrealized depreciation on investments                                          (9,172,147)
                                                                                  ------------
NET ASSETS                                                                        $349,731,787
                                                                                  ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                                         100,000,000
Issued and outstanding                                                              11,577,570
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                    $      30.21
                                                                                  ============






See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                      YEAR ENDED
                                                                     JUNE 30, 2002
                                                                     -------------
INVESTMENT INCOME:
Interest                                                             $  15,293,928
Dividend                                                                     9,694
                                                                     -------------
                                                                        15,303,622
                                                                     -------------
EXPENSES:
Investment advisory fees                                                 1,162,414
Fund administration and accounting fees                                    198,015
Federal and state registration fees                                         73,154
Custody fees                                                                54,402
Audit fees                                                                  15,849
Shareholder servicing fees                                                  12,896
Legal fees                                                                   8,873
Reports to shareholders                                                      4,329
Directors' fees and related expenses                                         3,763
Amortization of organizational costs                                         2,953
Other                                                                        7,058
                                                                     -------------
Total expenses before waiver and reimbursement                           1,543,706
Waiver and reimbursement of expenses by Adviser                           (308,637)
                                                                     -------------
Net expenses                                                             1,235,069
                                                                     -------------
NET INVESTMENT INCOME                                                   14,068,553
                                                                     -------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
   Investments                                                           1,957,980
   Foreign currency translation                                             19,773
Change in net unrealized appreciation/depreciation on:
   Investments                                                          (9,588,805)
   Foreign currency                                                          4,614
                                                                     -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                         (7,606,438)
                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   6,462,115
                                                                     =============



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED             YEAR ENDED
                                                         JUNE 30, 2002         JUNE 30, 2001
                                                         -------------         -------------
OPERATIONS:
Net investment income                                    $ 14,068,553          $   6,687,639
Net realized gain on:
   Investments                                              1,957,980              1,912,803
   Foreign currency translation                                19,773                     --
Change in net unrealized appreciation/
depreciation on:
   Investments                                             (9,588,805)             1,245,846
   Foreign currency                                             4,614                     --
                                                         ------------          -------------
Net increase in net assets
 resulting from operations                                  6,462,115              9,846,288
                                                         ------------          -------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                     (13,928,783)            (6,642,366)
Net realized gain on investments                           (4,459,807)               (87,239)
                                                         ------------          -------------
Net decrease in net assets resulting
 from distributions paid                                  (18,388,590)            (6,729,605)
                                                         ------------          -------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                               214,273,358            143,345,878
Shares issued to holders in reinvestment of
 distributions                                             18,222,001              6,638,860
Shares redeemed                                           (38,028,513)           (56,344,521)
                                                         ------------          -------------
Net increase in net assets resulting
 from capital share transactions                          194,466,846             93,640,217
                                                         ------------          -------------
TOTAL INCREASE IN NET ASSETS                              182,540,371             96,756,900
                                                         ------------          -------------

NET ASSETS:
Beginning of period                                       167,191,416             70,434,516
                                                         ------------          -------------
End of period
 (includes undistributed net investment
 income of $1,026,475 and $56,127, respectively)         $349,731,787          $ 167,191,416
                                                         ============          =============



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                                                             EIGHT
                                             YEAR              YEAR           YEAR           MONTHS        YEAR          PERIOD
                                             ENDED            ENDED           ENDED          ENDED         ENDED          ENDED
                                           JUNE 30,          JUNE 30,       JUNE 30,        JUNE 30,    OCTOBER 31,    OCTOBER 31,
                                             2002              2001           2000            1999         1998          1997(1)
                                         ------------     ------------     ----------     ----------    -----------    -----------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $      31.01     $      29.36     $    29.34     $    31.38     $    30.85     $    30.00

INCOME (LOSS)
   FROM INVESTMENT
   OPERATIONS:
Net investment income                            1.45             1.74           1.90           1.29           1.75           1.37
Net realized and unrealized
  gain (loss) on investments                    (0.40)            1.68           0.02          (1.18)          0.59           0.70
                                         ------------     ------------     ----------     ----------     ----------     ----------
TOTAL INCOME FROM
INVESTMENT OPERATIONS                            1.05             3.42           1.92           0.11           2.34           2.07
                                         ------------     ------------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
   PAID:
From net investment income                      (1.38)           (1.74)         (1.90)         (1.44)         (1.75)         (1.22)
From net realized gain
  on investments                                (0.47)           (0.03)            --          (0.71)         (0.06)            --
                                         ------------     ------------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS PAID                        (1.85)           (1.77)         (1.90)         (2.15)         (1.81)         (1.22)
                                         ------------     ------------     ----------     ----------     ----------     ----------
NET ASSET VALUE,
   END OF PERIOD                         $      30.21     $      31.01     $    29.36     $    29.34     $    31.38     $    30.85
                                         ============     ============     ==========     ==========     ==========     ==========
TOTAL RETURN(2)                                  3.44%           11.87%          6.78%          0.32%          7.79%          7.13%

SUPPLEMENTAL DATA
   AND RATIOS:

Net assets, end of period
  (in thousands)                         $    349,732     $    167,191     $   70,435     $   48,413     $   48,457     $   39,096
Ratio of expenses to
  average net assets(3)(4)                      0.425%           0.425%          0.43%          0.50%          0.50%          0.50%
Ratio of net investment
  income to average
  net assets(3)(4)                               4.84%            6.47%          6.82%          6.37%          5.79%          6.02%
Portfolio turnover rate(2)                        885%             635%           438%            83%           131%           202%


(1)  Commenced operations on November 25, 1996.

(2)  Not annualized for periods less than a full year.

(3) Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.535%, 0.605%, 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 4.73%, 6.29%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended June 30, 2002,
     June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October
     31, 1997, respectively.

(4)  Annualized.

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








INVESTMENT HIGHLIGHTS



Growth of a $100,000 Investment

                             Frontegra
                          Investment Grade        Lehman Brothers
             Date            Bond Fund         Aggregate Bond Index
             ----           -----------       ----------------------
          02/23/2001          100,000                 100,000
          03/31/2001          101,242                 101,374
          06/30/2001          101,975                 101,940
          09/30/2001          106,197                 106,650
          12/31/2001          106,384                 106,693
          03/31/2002          106,324                 106,793
          06/30/2002          109,262                 110,739

* 2/23/01 commencement of operations.

Portfolio Total Return**
FOR THE PERIOD ENDED 6/30/02
----------------------------
ONE YEAR                      7.15%

SINCE COMMENCEMENT
AVERAGE ANNUAL                6.78%


This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[FRONTEGRA FUNDS LOGO]








Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS

June 30, 2002

Principal Amount                                                                           Value
----------------------------------------------------------------------------------------------------
                      ASSET-BACKED SECURITIES 4.9%

$    285,000          California Infrastructure PG&E-1, 1997-1 A7, 6.42%, 9/25/08       $    302,986
     295,000          Citibank Credit Card Issuance Trust, 2001-A8, 4.10%, 12/07/06          298,761
     290,000          Conseco Finance Securitizations Corp., 2000-4 A4, 7.73%, 4/01/32       309,909
     130,000          Conseco Finance Securitizations Corp., 2001-3 A2, 5.16%, 5/01/33       133,675
     135,000          Conseco Finance Securitizations Corp., 2001-4 A2, 5.15%, 9/01/33       137,628
     230,000          Lehman ABS Manufactured Housing Contract, 2001-B A3, 4.35%,
                        5/15/14                                                              232,074
     174,130          Oakwood Mortgage Investors Inc., 1996-A A3, 6.60%, 5/15/21             182,406
     145,000          Salomon Smith Barney RV Trust, 2001-1 A3, 4.74%, 2/15/13               147,680
                                                                                        ------------
                      TOTAL ASSET-BACKED SECURITIES
                        (cost $1,718,653)                                                  1,745,119
                                                                                        ------------
                      COMMERCIAL MORTGAGE-BACKED
                      SECURITIES  9.1%
     315,003          Capco America Securitization Corp., 1998-D7 A1A, 5.86%,
                        10/15/30                                                             328,631
      96,862          Credit Suisse First Boston Mortgage Securities Corp., 1998-C2 A1,
                        5.96%, 11/11/30                                                      101,185
     132,584          Credit Suisse First Boston Mortgage Securities Corp., 1998-C1
                        A1A, 6.26%, 5/17/40                                                  139,179
     160,000          DLJ Commercial Mortgage Corp., 1998-CF1 A1B, 6.41%, 2/18/31            169,445
     327,346          First Union Commercial Mortgage Trust, 1999-C1 A1, 5.73%,
                        10/15/35                                                             340,353
     285,000          General Growth Properties, 1 A1, 6.537%, 11/15/04 r                    301,917
     119,653          GMAC Commercial Mortgage Securities Inc., 1997-C1 A2, 6.853%,
                        7/15/29                                                              126,142
     311,349          GMAC Commercial Mortgage Securities Inc., 1999-C1 A1, 5.83%,
                        5/15/33                                                              324,068
     150,868          GMAC Commercial Mortgage Securities Inc., 1998-C2 A1, 6.15%,
                        5/15/35                                                              158,327
      58,722          Lehman Brothers Commercial Conduit Mortgage Trust, 1998-C4 A1A,
                        5.87%, 10/15/35                                                       61,258
     270,232          Nationslink Funding Corp., 1998-2 A1, 6.001%, 8/20/30                  282,020
     303,993          Nomura Asset Securities Corp., 1998-D6 A1A, 6.28%, 3/15/30             320,503
     120,000          Principal Residential Mortgage Capital Resources, 2001-3A A1,
                        4.55%, 12/20/04 r                                                    122,100


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                       Value
----------------------------------------------------------------------------------------------------
                      COMMERCIAL MORTGAGE-BACKED
                        SECURITIES 9.1% (continued)
$    71,929           Salomon Brothers Mortgage Securities VII, 2001-MMA A1,
                        5.3228%, 2/18/34 r                                        $      74,219
     26,072           TIAA Commercial Real Estate Securitization, 2001-C1A A1,
                        5.77%, 6/19/16 r                                                 27,130
    355,000           Wachovia Bank Commercial Mortgage Trust, 2002-C1 A1,
                        4.539%, 4/15/34                                                 360,164
                                                                                  -------------
                      TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                        (cost $3,175,423)                                             3,236,641
                                                                                  =============
                      CORPORATE BONDS 18.7%
                      Airlines 3.2%

    179,073           Air 2 Us, 8.027%, 10/01/19 r                                      179,338
     81,952           Jet Equipment Trust, 7.63%, 8/15/12 r                              70,084
    100,000           Northwest Airlines Inc., 7.626%, 4/01/10                           96,814
     98,110           United Airlines, 7.762%,                                           80,819
                        10/01/05
     25,000           United Airlines, 6.831%, 9/01/08                                   19,234
    448,477           United Airlines, 6.071%, 3/01/13                                  421,728
     75,000           US Airways, 2000-2 G, 8.02%, 2/05/19                               79,278
    164,574           US Airways, 2000-3 G, 7.89%, 3/01/19                              172,835
                                                                                  -------------
                                                                                      1,120,130
                                                                                  -------------
                      Automobiles/Auto Parts 1.0%

    380,000           Ford Motor Company, 7.45%, 7/16/31                                353,722
                                                                                  -------------
                      Banks 0.7 %
    230,000           Credit Suisse First Boston London, 7.90%, 5/01/49 r               249,455
                                                                                  -------------
                      Energy 1.0%
    170,000           Midwest Generation LLC, 8.56%, 1/02/16                            170,044
    110,000           PSEG Energy Holdings, 9.125%, 2/10/04                             111,936
     40,000           PSEG Energy Holdings, 8.50%, 6/15/11                               37,337
     50,000           Southern Energy Inc., 7.40%, 7/15/04 r                             39,500
                                                                                  -------------
                                                                                        358,817
                                                                                  =============
                      Financial 4.0%
     45,000           CIT Group Inc., 5.625%, 5/17/04                                    43,176
    110,000           CIT Group Inc., 7.375%, 4/02/07                                   110,012
    865,000           Fannie Mae, 5.00%, 1/15/07                                        888,608
     50,000           Ford Motor Credit Co., 6.70%, 7/16/04                              51,469
    315,000           Household Finance Corp., 7.00%, 5/15/12                           313,221
                                                                                  -------------
                                                                                      1,406,486
                                                                                  =============

See notes to financial statements.

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Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                        Value
-----------------------------------------------------------------------------------------------
                      Insurance  1.0%
$   100,000           Liberty Mutual Insurance, 7.697%, 10/15/97 r            $          80,747
    120,000           Lincoln National Corp., 5.25%, 6/15/07                            121,452
    115,000           Zurich Capital Trust I, 8.376%, 6/01/37 r                         108,305
     40,000           Zurich Reinsurance, 7.125%, 10/15/23                               36,367
                                                                                  -------------
                                                                                        346,871
                                                                                  -------------
                      Multimedia 1.1%
     25,000           AOL Time Warner Inc., 7.625%, 4/15/31                              21,890
    355,000           AOL Time Warner Inc., 7.70%, 5/01/32                              314,921
     50,000           News America Holdings, 7.43%, 10/01/26                             52,523
                                                                                  -------------
                                                                                        389,334
                                                                                  -------------
                      Oil & Gas 0.2%
     75,000           PDV America, Inc., 7.875%, 8/01/03                                 75,554
                                                                                  -------------
                      Pipelines  2.0%
    210,000           El Paso Corp., 7.875%, 6/15/12 r                                  211,422
    140,000           El Paso Corp., 7.75%, 1/15/32                                     129,828
    120,000           El Paso Natural Gas, 8.375%, 6/15/32 r                            123,412
     75,000           Sonat Inc., 6.875%, 6/01/05                                        75,469
     75,000           Transcontinental Gas Pipeline Corp., 7.00%, 8/15/11                66,688
     75,000           Williams Company Inc., 7.125%, 9/01/11                             60,735
     75,000           Williams Company Inc., 7.75%, 6/15/31                              54,972
                                                                                  -------------
                                                                                        722,526
                                                                                  -------------
                      Real Estate Investment Trust 0.2%
     70,000           Simon Property Group Inc., 6.75%, 2/09/04                          72,863
                                                                                  -------------
                      Special Purpose Entity 1.5%
    450,000           PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06                        411,750
    125,000           PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07                      123,437
                                                                                  -------------
                                                                                        535,187
                                                                                  -------------
                      Telecommunications 2.8%
    270,000           AT&T Corp., 8.00%, 11/15/31 r                                     211,950
    190,000           AT&T Wireless Services Inc., 8.125%, 5/01/12                      154,933
    170,000           Deutsche Telekom, 8.25%, 6/15/30                                  158,033
    115,000           Deutsche Telekom, 9.25%, 6/01/32                                  115,917
    100,000           France Telecom, 7.20%, 3/01/06                                     96,184
     15,000           France Telecom, 7.75%, 3/01/11                                     13,696
     60,000           France Telecom, 8.50%, 3/01/31                                     53,071


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]





Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                                       Value
-----------------------------------------------------------------------------------------------
                      Telecommunications 2.8% (continued)
$     185,000         Verizon Global Funding Corp., 7.75%, 12/01/30              $      178,418
                                                                                  -------------
                                                                                        982,202
                                                                                  =============
                      TOTAL CORPORATE BONDS
                      (cost $6,772,856)                                               6,613,147
                                                                                  -------------
                      U.S. GOVERNMENT AGENCIES 46.1%
                      Fannie Mae 42.3%
    1,085,000         5.50%, 7/01/17 w                                                1,085,000
    1,415,000         6.00%, 7/01/17 w                                                1,441,974
      350,000         6.50%, 7/01/17 w                                                  362,359
    4,370,000         6.50%, 7/01/32 w                                                4,453,301
    5,660,000         7.00%, 7/01/32 w                                                5,859,866
    1,030,000         Pool 545756, 7.00%, 6/01/32                                     1,067,338
      691,868         Pool 622547, 7.00%, 9/01/31                                       717,315
                                                                                  -------------
                                                                                     14,987,153
                                                                                  =============
                      Freddie Mac  2. 9 %
      200,000         Series 2453 BA, 5.00%, 7/15/11                                    205,117
      103,736         Series 2443 TM, 5.50%, 7/15/22                                    107,287
      690,908         Series 2455 DM, 5.25%, 10/15/22                                   710,636
                                                                                  -------------
                                                                                      1,023,040
                                                                                  =============
                      Ginnie Mae  0.9%
      291,403         Series 25 B, 6.50%, 12/25/08                                      306,862
                                                                                  -------------
                      TOTAL U.S. GOVERNMENT AGENCIES
                      (cost $16,212,369)                                             16,317,055
                                                                                  -------------
                      U.S. TREASURIES  12.1%
                      U.S. Treasury Bond 4 .5 %
    1,625,000         5.375%, 2/15/31                                                 1,591,231
                                                                                  -------------
                      U.S. Treasury Notes 6.1%
    1,250,000         4.375%, 5/15/07                                                 1,267,188
      900,000         4.875%, 2/15/12                                                   903,375
                                                                                  -------------
                                                                                      2,170,563
                                                                                  =============
                      U.S. Treasury Strips 1.5%
      575,000         0.00%, 2/15/21                                                    190,194

See notes to financial statements.

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Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002

Principal Amount                                                               Value
----------------------------------------------------------------------------------------------
                      U.S. Treasury Strips 1.5% (continued)
$       575,000       0.00%, 11/15/22                                      $     170,737
        575,000       0.00%, 11/15/24                                            151,880
                                                                           -------------
                                                                                 512,811
                                                                           -------------
                      TOTAL U.S. TREASURIES
                      (cost $4,209,239)                                        4,274,605
                                                                           -------------
                      SHORT-TERM INVESTMENTS 42.3%
                      U.S. Government Agency 41.1%
     14,580,000       Federal Home Loan Discount Note, 1.7128% c              14,580,000
                                                                           -------------
                      Variable Rate Demand Notes 1.2%
          5,577       American Family Financial Services Inc., 1.4626%             5,577
         61,677       Wisconsin Corporate Central Credit Union, 1.5100%           61,677
        358,003       Wisconsin Electric Power Co., 1.4625%                      358,003
                                                                           -------------
                                                                                 425,257
                                                                           -------------
                      TOTAL SHORT-TERM INVESTMENTS
                      (cost $15,005,257)                                      15,005,257
                                                                           -------------
                      TOTAL INVESTMENTS 133.2%
                      (cost $47,093,797)                                      47,191,824

                      Liabilities, less Other Assets (33.2%)                 (11,756,442)
                                                                           -------------

                      NET ASSETS 100.0%                                    $  35,435,382
                                                                           =============


r Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $1,799,579 (5.08% of net assets) at June
     30, 2002.
w    When-issued security.
c    Security marked as segregated to cover when-issued security.


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Investment Grade Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments at value (cost $47,093,797)                                    $  47,191,824
Interest receivable                                                              256,679
Receivable for investments sold                                                3,019,274
Receivable from Adviser                                                            1,708
Other assets                                                                      15,087
                                                                           -------------
Total assets                                                                  50,484,572
                                                                           =============

LIABILITIES:
Payable for investments purchased                                             14,357,676
Payable for Fund shares purchased                                                661,139
Accrued expenses                                                                  30,375
                                                                           -------------
Total liabilities                                                             15,049,190
                                                                           -------------
NET ASSETS                                                                 $  35,435,382
                                                                           =============



NET ASSETS CONSIST OF:
Paid in capital                                                            $  35,404,487
Undistributed net investment income                                               14,923
Undistributed net realized loss                                                  (82,055)
Net unrealized appreciation on investments                                        98,027
                                                                           -------------
NET ASSETS                                                                 $  35,435,382
                                                                           =============

CAPITAL STOCK, $ 0.01 PAR VALUE
Authorized                                                                   100,000,000
Issued and outstanding                                                         3,447,719
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE             $       10.28
                                                                           =============

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                                JUNE 30, 2002
                                                                -------------

INVESTMENT INCOME:
Interest                                                         $ 847,231
                                                                 ---------

EXPENSES:
Investment advisory fees                                            85,654
Fund administration and accounting fees                             56,240
Custody fees                                                        23,838
Shareholder servicing fees                                          14,377
Legal fees                                                           7,770
Audit fees                                                           6,807
Federal and state registration fees                                  6,627
Directors' fees and related expenses                                 3,770
Reports to shareholders                                              1,517
Other                                                                  883
                                                                 ---------
Total expenses before waiver and reimbursement                     207,483
Waiver and reimbursement of expenses by Adviser                   (132,621)
                                                                 ---------
Net expenses                                                        74,862
                                                                 ---------
NET INVESTMENT INCOME                                              772,369
                                                                 ---------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    61,928
Change in net unrealized
  appreciation/depreciation on investments                         136,317
                                                                 ---------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                              198,245
                                                                 ---------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $ 970,614
                                                                 =========

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]








Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED                  PERIOD ENDED
                                                     JUNE 30, 2002              JUNE 30, 2001(1)
                                                     -------------              ----------------
OPERATIONS:
Net investment income                                $    772,369                $    128,136
Net realized gain
  on investments                                           61,928                      46,560
Change in net unrealized
  appreciation/depreciation on investments                136,317                     (38,290)
                                                     ------------                ------------
Net increase in net assets
  resulting from operations                               970,614                     136,406
                                                     ------------                ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                    (759,526)                   (126,002)
Net realized gain on investments                         (190,597)                         --
                                                     ------------                ------------
Net decrease in net assets resulting
  from distributions paid                                (950,123)                   (126,002)
                                                     ------------                ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                            28,995,217                   7,159,263
Shares issued to holders in
  reinvestment of distributions                           826,265                     126,002
Shares redeemed                                        (1,648,260)                    (54,000)
                                                     ------------                ------------
Net increase in net assets resulting
  from capital share transactions                      28,173,222                   7,231,265
                                                     ------------                ------------

TOTAL INCREASE IN NET ASSETS                           28,193,713                   7,241,669
                                                     ------------                ------------
NET ASSETS:
Beginning of period                                     7,241,669                          --
                                                     ------------                ------------
End of period
  (includes undistributed
  net investment income of $14,923
  and $2,134, respectively)                          $ 35,435,382                $  7,241,669
                                                     ============                ============

(1) Commenced operations on February 23, 2001.




See notes to financial statements.

[FRONTEGRA FUNDS LOGO]





Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS



                                                   YEAR ENDED                PERIOD ENDED
                                                 JUNE 30, 2002             JUNE 30, 2001(1)
                                                 -------------             ----------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                              $10.02                      $10.00

INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                                 0.35                        0.18
Net realized and unrealized gain
   on investments                                     0.35                        0.02
                                                    ------                      ------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS                              0.70                        0.20
                                                    ------                      ------

LESS DISTRIBUTIONS PAID:
From net investment income                           (0.35)                      (0.18)
From net realized gain on investments                (0.09)                         --
                                                    ------                      ------

TOTAL DISTRIBUTIONS PAID                             (0.44)                      (0.18)
                                                    ------                      ------

NET ASSET VALUE, END OF PERIOD                      $10.28                      $10.02
                                                    ======                      ======

TOTAL RETURN(2)                                       7.15%                       1.98%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of period
   (in thousands)                                  $35,435                      $7,242
Ratio of expenses to
   average net assets(3)(4)                           0.37%                       0.30%
Ratio of net investment income
   to average net assets(3)(4)                        3.79%                       5.21%
Portfolio turnover rate(2)                           1,624%                        212%


(1) Commenced operations on February 23, 2001.
(2) Not annualized for periods less than a full year.
(3) Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 3.14% and 2.87% for the periods ended June 30, 2002 and June 30, 2001, respectively.
(4) Annualized.




See notes to financial statements.

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

[FRONTEGRA FUNDS LOGO]



                                    FRONTEGRA
                                OPPORTUNITY FUND

[FRONTEGRA FUNDS LOGO]



REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:


While the overall U.S. equity market has suffered through a period of dreadful performance, small cap value stocks have stood out as the best performing area of the overall market. Large cap stocks, as measured by the S&P 500 Index, were off 17.98% over the past twelve months and small cap stocks were down nearly 10%. However, the Russell 2000 Value Index, a proxy for small cap value stocks was up 8.50% in the last year. The Opportunity Fund outperformed the value benchmark, returning 10.74% for the twelve month period ended June 30, 2002.

Fund results have been particularly strong since the start of the most recent bull market for small cap value stocks. Since February 2000, the Opportunity Fund is up 62.30%, compared to a 45.49% rise in the Russell 2000 Value Index, a 17.29% decline in the Russell 2000 Index and a 25.34% decline in the S&P 500 Index.

Fraudulent accounting practices and corporate misdeeds have taken over as the story of the day, plaguing the equity markets. This began with Enron in the fall of 2001 and has continued with high profile firms such as Tyco, Adelphia and WorldCom disclosing massive fraud or criminal activity. The resultant loss of investor confidence coupled with anemic progress on the earnings front has kept a lid on any sustained recovery in the equity markets.

PORTFOLIO REVIEW
Over the last six months, the contribution from the Fund's sector exposure has been mixed. While our overweights to the consumer durables, materials and processing and producer manufacturing sectors and underweight in the technology sector were significant positive contributors, the Fund suffered recently from an underweight in real estate investment trusts (REITs). REITs currently comprise 12% of the Russell 2000 Value Index, the second largest sector in the index behind finance. We decreased our exposure to the REIT sector in recent months, selling into strength and taking profits in our holdings. In hindsight, our selling was premature, as investors have sought protection in the higher yield of these securities. Historically, REITs represent good value when they trade at a discount to their net asset value (NAV) and they tend to lag the market when they trade at a premium to the NAV. Over the last two years, REITs that we have held performed well and are currently trading at or above their NAV.

We have been adding to our technology weight in recent quarters, as valuations in this sector of the market have become attractive. A year ago, our technology weighting stood at 3%. At June 30, 2002, we had increased our exposure to 11% of the portfolio. Even though concerns continue to exist that it will be several quarters before we work through the infrastructure backlog that resulted from the 1998-1999 telecommunications spending boom, we have been able to find sound companies in the technology sector selling at attractive valuations. We have added several names including Gateway, Kemet Corp. and MSC Software.

PORTFOLIO HIGHLIGHTS -- RECENT WINNERS*
Most of the value added in the portfolio continues to be a result of strong stock selection in a variety of industries. On the next page are brief summaries of several individual stocks that had a positive impact on performance for the fiscal year ending June 30, 2002:

[FRONTEGRA FUNDS LOGO]



MOHAWK INDUSTRIES (MHK) (+67%) is the No. 2 U.S. carpet manufacturer. The stock had a fabulous run because it started to recover from recession-level valuations in anticipation of improving carpet sales. The company reached our target price and we sold our position during April, diverting funds into higher return opportunities.

CDI CORP. (CDI) (+92%) provides staffing, project management, and permanent placement services. During the third quarter of 2001, CDI hired a new CEO that set forth many new long-term strategic plans for the company. After going through reorganization and cost-cutting initiatives, CDI has announced several quarters of positive earnings surprises and has said that earnings should again come in higher for 2002. The stock has reacted positively to this news over the last year.

HARMAN INT'L INDUSTRIES, INC. (HAR) (+53%) is a high-end manufacturer of consumer, automotive, and commercial electronic audio components under the Harman Kardon, Infinity, JBL, and Mark Levinson brand names. The company has moved higher on upside earnings surprises over the last several quarters. We completed the sale of the stock during the second quarter as it reached its target price.

QUANEX CORP. (NX) (+73%) is a specialty manufacturer of steel and aluminum products. Demand for the company's products has improved over the last couple of quarters as customers are looking past the recessionary economy and preparing for improvement. Positive earnings surprises have also contributed positively to the stock price over the last year.

SNAP-ON, INC. (SNA) (+27%) dominates the market for manufacturing and marketing tools directly to professional mechanics. The stock was hit by the 9/11 sell-off and has since recovered nicely. In addition to the general market recovery, SNA's strong operating performance has led to increased earnings estimates for 2002 and 2003.

PORTFOLIO CHARACTERISTICS AND TOP TEN HOLDINGS

The Opportunity Fund's characteristics have remained fairly steady in recent quarters. The Fund's price to earnings (P/E) ratio is relatively high, due to the impact of a few stocks' high P/Es based on trough earnings. At June 30, 2002, the Fund's P/E stood at 21.3x compared to 20.2x for the Russell 2000 Index and 18.7x for the Russell 2000 Value Index. The Fund's 5-year average return on equity is well above that of the benchmark, reflecting the fact that we are holding good companies from a financial perspective that are selling at attractive prices. The weighted average market cap fell under $1 billion as we cut back or sold some of our higher market value stocks.

From a sector standpoint, the Fund is overweight in the industrial services, materials and processing and producer manufacturing sectors, and significantly underweight in REITs and financials. We have recently trimmed the consumer durables exposure and the Fund is now underweight in this sector for the first time in several years. The assets were diverted primarily into technology, where the Fund reached a modest overweight for the first time in several years.

[FRONTEGRA FUNDS LOGO]




                     TEN LARGEST HOLDINGS AS OF 6/30/02
                     NAME                             TICKER       POSITION SIZE
                     ----                             ------       -------------
                     BE Aerospace, Inc.                BEAV            2.9%
                     Champion Enterprises, Inc.        CHB             2.8%
                     Spartech Corp.                    SEH             2.8%
                     Cytec Industries Inc.             CYT             2.8%
                     MAXIMUS, Inc.                     MMS             2.7%
                     Ferro Corp.                       FOE             2.7%
                     Banta Corp.                       BN              2.6%
                     Joy Global Inc.                   JOYGV           2.6%
                     MPS Group, Inc.                   MPS             2.5%
                     USFreightways Corp.               USFC            2.4%



SUMMARY

The past year has tested the mettle of both individual and institutional investors alike. We are pleased to report both strong absolute and relative numbers in such a period. We will continue to search for good quality companies selling at attractive prices. As always, we appreciate your confidence and investment in the Opportunity Fund.

Regards,


/s/ David R. Milroy
-------------------
David R. Milroy
Reams Asset Management Company, LLC





* The Fund is actively managed. The stocks mentioned may or may not be currently held by the Fund.

                             Frontegra           Russell        Russell 2000
             Date         Opportunity Fund     2000 Index        Value Index
             ----         ----------------     ----------        -----------
          07/31/1997          100,000           100,000           100,000
          09/30/1997          109,900           109,774           108,346
          12/31/1997          108,269           106,098           110,170
          03/31/1998          116,471           116,770           119,379
          06/30/1998          108,032           111,325           115,069
          09/30/1998           89,248            88,898            94,504
          12/31/1998           97,301           103,396           103,086
          03/31/1999           87,352            97,787            93,086
          06/30/1999          107,619           112,994           108,494
          09/30/1999          100,023           105,849           100,015
          12/31/1999          100,439           125,377           101,549
          03/31/2000           97,911           134,254           105,435
          06/30/2000          100,439           129,177           107,484
          09/30/2000          109,447           130,600           115,366
          12/31/2000          121,261           121,578           124,711
          03/31/2001          118,446           113,677           125,926
          06/30/2001          133,604           130,052           140,724
          09/30/2001          117,147           103,019           121,962
          12/31/2001          141,054           124,741           142,354
          03/31/2002          154,357           129,710           155,990
          06/30/2002          147,949           118,876           152,683

INVESTMENT HIGHLIGHTS



Growth of a $100,000 Investment


[LINE GRAPH]


7/31/97 commencement of operations.

Portfolio Total Return**
FOR THE PERIOD ENDED 6/30/02
------------------------------------
ONE YEAR                   10.74%

SINCE COMMENCEMENT
AVERAGE ANNUAL             8.29%


This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[FRONTEGRA FUNDS LOGO]


Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS

June 30, 2002


Number of Shares                                                  Value
------------------------------------------------------------------------
                  COMMON STOCKS   97.8%

                  Aerospace  3.0 %
38,200            BE Aerospace, Inc.*                         $  503,476
                                                              ----------

                  Apparel Manufacturing  2.1%
25,300            Tommy Hilfiger Corp.*                          362,296
                                                              ----------

                  Banks and Savings & Loans 13.2%
10,500            American Financial Holdings, Inc.              314,160
16,400            The Colonial BancGroup, Inc.                   246,000
 9,300            Commercial Federal Corp.                       269,700
10,000            First Bell Bancorp, Inc.                       171,500
 9,600            FirstFed Financial Corp.*                      278,400
20,800            Local Financial Corp.*                         339,248
18,300            Sovereign Bancorp, Inc.                        273,585
18,300            Waypoint Financial Corp.                       357,765
                                                              ----------
                                                               2,250,358
                                                              ----------
                  Building Products 6.0%
14,600            NCI Building Systems, Inc.*                    259,880
12,200            Texas Industries, Inc.                         384,178
11,400            York International Corp.                       385,206
                                                              ----------
                                                               1,029,264
                                                              ----------
                  Chemicals 13.0%
13,300            Albemarle Corp.                                408,975
31,500            Crompton Corp.                                 401,625
15,000            Cytec Industries Inc.*                         471,600
15,350            Ferro Corp.                                    462,802
17,700            Spartech Corp.                                 481,971
                                                              ----------
                                                               2,226,973
                                                              ----------
                  Coal 1.1%
14,700            Massey Energy Co.                              186,690
                                                              ----------
                  Computers & Software 2.6%
47,200            Gateway, Inc.*                                 209,568
26,400            MSC.Software Corp.*                            236,280
                                                              ----------
                                                                 445,848
                                                              ----------
                  Consulting Services 2.7%
14,700            MAXIMUS, Inc.*                                 465,990
                                                              ----------




See notes financial statements.

[FRONTEGRA FUNDS LOGO]


Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)

June 30, 2002


Number of Shares                                                 Value
----------------------------------------------------------------------
                Consumer Durables   3.7%
 8,250          CLARCOR Inc.                                $  261,113
12,700          Snap-on Inc.                                   377,063
                                                            ----------
                                                               638,176
                                                            ----------
                Diversified Manufacturing 2.2%
 8,100          Sensient Technologies Corp.                    184,356
 7,900          Tredegar Corp.                                 190,785
                                                            ----------
                                                               375,141
                                                            ----------
                Electronic Technology 3.6%
12,600          Belden Inc.                                    262,584
 9,100          CTS Corp.                                      109,564
13,800          KEMET Corp.*                                   246,468
                                                            ----------
                                                               618,616
                                                            ----------
                Housing 4.3%
86,000          Champion Enterprises, Inc.*                    483,320
16,000          Clayton Homes, Inc.                            252,800
                                                            ----------
                                                               736,120
                                                            ----------
                Human Resources 4.4%
 9,900          CDI Corp.*                                     322,245
50,800          MPS Group, Inc.*                               431,800
                                                            ----------
                                                               754,045
                                                            ----------
                Industrial Services 1.9%
28,100          Dycom Industries, Inc.*                        328,489
                                                            ----------

                Insurance  1.1%
11,000          ProAssurance Corp.*                            193,600
                                                            ----------

                Machinery 4.3%
20,200          JLG Industries, Inc.                           283,406
25,700          Joy Global Inc.*                               445,638
                                                            ----------
                                                               729,044
                                                            ----------
                Medical Instruments  0.9%
5,300           Datascope Corp.                                146,492
                                                            ----------

                Metal Products  3.0%
 7,500          Precision Castparts Corp.                      247,500
 5,900          Quanex Corp.                                   257,830
                                                            ----------
                                                               505,330
                                                            ----------


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]


Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)

June 30, 2002



Number of Shares                                                 Value
----------------------------------------------------------------------
                Networking Products 1.4%
 6,000          Black Box Corp.*                            $  244,380
                                                            ----------

                Oil & Gas 4.7%
11,400          Noble Energy, Inc.                             410,970
15,600          Vectren Corp.                                  391,560
                                                            ----------
                                                               802,530
                                                            ----------
                Printing & Publishing  2.7%
12,600          Banta Corp.                                    452,340
                                                            ----------

                Producer Manufacturing  3.8%
32,300          Buckeye Technologies Inc.*                     316,540
12,100          HON INDUSTRIES Inc.                            329,362
                                                            ----------
                                                               645,902
                                                            ----------
                Real Estate Investment Trusts 1.0%
 5,400          Prentiss Properties Trust                      171,450
                                                            ----------

                Rehabilitation Centers 1.5%
10,500          RehabCare Group, Inc.*                         252,315
                                                            ----------

                Retailing & Restaurants 3.6%
32,500          Casey's General Stores, Inc.                   391,300
 7,700          IHOP Corp.*                                    226,765
                                                            ----------
                                                               618,065
                                                            ----------
                Semiconductor Equipment 2.0%
18,800          Credence Systems Corp.*                        334,076
                                                            ----------

                Telecommunications Equipment 1.6%
18,600          Andrew Corp.*                                  266,538
                                                            ----------

                Transportation  2.4%
11,000          USFreightways Corp.                            416,570
                                                            ----------

                TOTAL COMMON STOCKS
                (cost $14,307,236)                          16,700,114
                                                            ----------



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]



Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)

June 30, 2002

Principal Amount                                                                   Value
----------------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENT 2.0%
                      Variable Rate Demand Notes 2.0%
  $163,640            American Family Financial Services Inc., 1.4626%       $   163,640
    39,795            Wisconsin Corporate Central Credit Union, 1.5100%           39,795
   142,688            Wisconsin Electric Power Co., 1.4625%                      142,688
                                                                             -----------
                                                                                 346,123
                                                                             -----------
                      TOTAL SHORT-TERM INVESTMENTS
                      (cost $346,123)                                            346,123
                                                                             -----------
                      TOTAL INVESTMENTS 99.8%
                      (cost $14,653,359)                                      17,046,237

                      Other Assets, less Liabilities 0.2%                         35,638
                                                                             -----------
                      NET ASSETS 100.0%                                      $17,081,875
                                                                             ===========


* Non-income producing





See notes to financial statements.

[FRONTEGRA FUNDS LOGO]



Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments at value (cost $14,653,359)                          $ 17,046,237
Interest and dividend receivable                                       12,210
Receivable for investments sold                                        79,762
Deferred organizational costs, net                                        656
Other assets                                                            2,059
                                                                 ------------
Total assets                                                       17,140,924
                                                                 ------------
LIABILITIES:
Payable for investments purchased                                      33,512
Accrued investment advisory fee                                         1,311
Accrued expenses                                                       24,226
                                                                 ------------
Total liabilities                                                      59,049
                                                                 ------------
NET ASSETS                                                       $ 17,081,875
                                                                 ============

NET ASSETS CONSIST OF:
Paid in capital                                                  $ 11,413,344
Undistributed net investment income                                    62,841
Undistributed net realized gain                                     3,212,812
Net unrealized appreciation on investments                          2,392,878
                                                                 ------------
NET ASSETS                                                       $ 17,081,875
                                                                 ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                                432,714
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE   $      39.48
                                                                 ============



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]



Frontegra Opportunity Fund
STATEMENT OF OPERATIONS


                                                   YEAR ENDED
                                                 JUNE 30, 2002
                                                 -------------
INVESTMENT INCOME:
Dividends                                         $   244,683
Interest                                               11,555
                                                  -----------
                                                      256,238
                                                  -----------
EXPENSES:
Investment advisory fees                              124,493
Fund administration and accounting fees                50,046
Audit fees                                             14,695
Custody fees                                           12,895
Shareholder servicing fees                             12,342
Federal and state registration fees                     9,467
Amortization of organizational costs                    8,078
Legal fees                                              6,397
Directors' fees and related expenses                    3,770
Reports to shareholders                                 2,099
Other                                                   1,327
                                                  -----------
Total expenses before waiver and reimbursement        245,609
Waiver and reimbursement of expenses by Adviser       (73,234)
                                                  -----------
Net expenses                                          172,375
                                                  -----------
NET INVESTMENT INCOME                                  83,863
                                                  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                    3,327,152
Change in net unrealized appreciation/
 depreciation on investments                         (974,890)
                                                  -----------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS                                2,352,262
                                                  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $ 2,436,125
                                                  ===========


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]



Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR ENDED      YEAR ENDED
                                           JUNE 30, 2002   JUNE 30, 2001
                                           -------------   -------------
OPERATIONS:
Net investment income                       $     83,863    $    179,370
Net realized gain on investments               3,327,152       1,788,948
Change in net unrealized
 appreciation/depreciation on investments       (974,890)      2,726,811
                                            ------------    ------------
Net increase in net assets
 resulting from operations                     2,436,125       4,695,129
                                            ------------    ------------
DISTRIBUTIONS
 PAID FROM:
Net investment income                            (66,837)       (198,207)
Net realized gain on investments                (655,364)             --
                                            ------------    ------------
Decrease in net assets resulting
 from distributions paid                        (722,201)       (198,207)
                                            ------------    ------------
CAPITAL SHARE
 TRANSACTIONS:
Shares sold                                    1,575,662       2,674,338
Shares issued to holders in
 reinvestment of distributions                   722,201         198,207
Shares redeemed                               (5,317,325)     (7,185,984)
                                            ------------    ------------
Net decrease in net assets
 resulting from capital share transactions    (3,019,462)     (4,313,439)
                                            ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,305,538)        183,483
                                            ------------    ------------
NET ASSETS:
Beginning of period                           18,387,413      18,203,930
                                            ------------    ------------
End of period
 (includes undistributed
 net investment income of
 $62,841 and $57,155, respectively)         $ 17,081,875    $ 18,387,413
                                            ============    ============



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]


Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS


                                                                                EIGHT
                                   YEAR           YEAR           YEAR           MONTHS         YEAR         PERIOD
                                   ENDED          ENDED          ENDED           ENDED         ENDED         ENDED
                                  JUNE 30,       JUNE 30,       JUNE 30,        JUNE 30,     OCTOBER 31,  OCTOBER 31,
                                    2002          2001            2000           1999           1998        1997(1)
                                 ----------     ----------     ----------      ---------      --------     ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $    37.02     $    28.21     $    32.02     $    27.93      $  32.22     $   30.00

INCOME (LOSS)
 FROM INVESTMENT
 OPERATIONS:
Net investment income                  0.16           0.42           0.27           0.07          0.26          0.04
Net realized and unrealized
 gain (loss) on investments            3.73           8.84          (2.44)          4.23         (4.52)         2.18
                                 ----------     ----------     ----------      ---------      --------     ---------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                 3.89           9.26          (2.17)          4.30         (4.26)         2.22
                                 ----------     ----------     ----------      ---------      --------     ---------
LESS DISTRIBUTIONS
 PAID:
From net investment income            (0.13)         (0.45)         (0.22)         (0.21)        (0.03)        --
From net realized gain
 on investments                       (1.30)            --          (1.42)         --            --            --
                                 ----------     ----------     ----------      ---------      --------     ---------
TOTAL DISTRIBUTIONS PAID              (1.43)         (0.45)         (1.64)         (0.21)        (0.03)        --
                                 ----------     ----------     ----------      ---------      --------     ---------
NET ASSET VALUE,
 END OF PERIOD                   $    39.48     $    37.02     $    28.21     $    32.02      $  27.93     $   32.22
                                 ==========     ==========     ==========     ==========      ========     =========

TOTAL RETURN(2)                       10.74%         33.02%         (6.67)%        15.49%       (13.24)%        7.40%

SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of period
 (in thousands)                  $   17,082     $   18,387     $   18,204     $   17,211      $  6,827     $   5,900
Ratio of expenses to
 average net assets(3)(4)              0.90%          0.90%          0.90%          0.90%         0.90%         0.90%
Ratio of net investment
 income to average
 net assets(3)(4)                      0.44%          1.05%          0.97%          1.00%         0.92%         2.61%
Portfolio turnover rate(2)               64%            81%            64%            38%           54%            9%



(1) Commenced operations on July 31, 1997.
(2) Not annualized for periods less than a full year.
(3) Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.28%, 1.33%, 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.06%, 0.62%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended June 30,
    2002, June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and
    October 31, 1997, respectively.
(4) Annualized.


See notes to financial statements.

                      This page intentionally left blank.

[FRONTEGRA FUNDS LOGO]




                                    FRONTEGRA
                                   GROWTH FUND

[FRONTEGRA FUNDS LOGO]


REPORT FROM NORTHERN CAPITAL
MANAGEMENT, LLC:


The first half of 2002 marked one of the worst periods in the last twenty years for the stock market, as the S&P 500 Index declined 13.16% and the Russell 1000 Growth Index was down 21.09%. After holding up well during the previous 18 months of market declines, the Frontegra Growth Fund struggled during the first half of the year, posting a (27.01)% return. On a three-year basis, the Fund's performance has been in line with the S&P 500 Index and significantly better than the large cap growth benchmark (the Russell 1000 Growth Index) - despite the poor performance so far in 2002.

What is striking about this decline is that it occurred in the absence of any significant one-day event. The period will be remembered as one where investor confidence declined in the wake of various accounting scandals and other management improprieties. We had not anticipated this sharp sell-off to follow the rebound in stock prices during the fourth quarter of 2001 - particularly in the face of an improving economy.


                                 SIX MONTHS       FISCAL YEAR       THREE YEARS
                             12/31/01-6/30/02   6/30/01-6/30/02   6/30/99-6/30/02
                             ----------------   ---------------   ---------------
FRONTEGRA GROWTH FUND             (27.01)%          (28.98)%          (25.10)%
S&P 500 Index                     (13.16)%          (17.99)%          (25.07)%
Russell 1000 Growth Index         (21.09)%          (27.08)%          (42.12)%


We realize that the results for the Fund's fiscal year and so far this year are very disappointing. The market environment in 2002 has been unusual as stocks have been driven more by emotion and fear rather than by fundamental trends. Our process has worked historically because it has not focused on emotion in determining which stocks to buy and sell, but rather the underlying value of the companies we invest in. While that approach did not fare well during the first part of 2002, we are confident in the long-term value of this process.

A LOOK BACK - WHAT HAPPENED?

The markets have now been in a declining trend for over two years, although it is not as if the same stocks have been leading the market down over this period. In the initial phase of the sell-off, the companies that declined the most were those with speculative business models - namely the internet companies whose stock prices had ascended at rates that were completely unreasonable in comparison to their revenue and earnings prospects.

During 2001, it was the "second-tier" companies whose stocks declined the most. This group included companies with sound business models, but which in general, were not market leaders in their respective industries. Investors exited these companies because they did not expect them to outperform during the early phases of a recovery.

The companies that fared the best during both of these periods were market leaders with sustainable competitive positions and very favorable longer-term growth prospects. We benefited from these trends as our process emphasizes owning large-cap growth stocks with sustainable competitive positions. From the end of March 2000 to the end of calendar 2001, the Fund was only down 13.54% versus declines of 21.69% for the S&P 500 Index and 42.80% for the Russell 1000 Growth Index. Thus,

[FRONTEGRA FUNDS LOGO]



while we were unable to provide positive returns to our fellow shareholders, we avoided a lot of the big declines in the market.

However, the current phase of the market decline has proved particularly disappointing for the companies held by our Fund. At the beginning of 2002, it appeared that investors began to give up any hope of a near-term recovery (despite data to the contrary) and they began selling the remaining group of companies that had previously held up during the first two phases of the market decline. This selling was targeted directly at our holdings in areas such as healthcare, biotech, telecommunications, technology and industrials. This was not something we anticipated, as our disappointing performance demonstrates.

CURRENT MARKET ENVIRONMENT AND OUTLOOK

As a function of this sentiment driven market, high quality growth stocks now offer a very compelling return opportunity. After the recent market sell-off, stock prices are well below their long-term trend return rate. We expect the resurgence in earnings growth during the second half of this year to provide a catalyst for a meaningful market recovery.

We are adding to our core group 20 to 30 large-cap growth companies that we believe have favorable characteristics including market leadership, appealing growth prospects, strong management teams, and balance sheet strength. Most of these stocks are also trading at very attractive valuations given our expectations of future earnings growth. Below is a sample of the companies that we plan to maintain or increase our exposure to in the coming months (barring any significant change in our outlook for them). Displayed is the expected earnings growth in 2003, the price to earnings (P/E) ratio based on 2002 earnings per share (EPS) and for comparison purposes, the P/E that the stock traded at during 2000.


                                                                                   MARCH
TICKER                                                                            2002 EPS     CURRENT     P/E RATIO
SYMBOL             COMPANY                                     SECTOR              GROWTH     P/E RATIO     IN 2000
------             -------                                     ------             --------    ---------    ---------
AOL               AOL Time Warner, Inc.                     Media                   21.4%        15.1         52.7
AIG               American International Group, Inc.        Insurance               14.3%        18.5         32.0
CD                Cendant Corp.                             Multi                   13.8%        10.8         15.6
CSCO              Cisco Systems, Inc.                       Networking Products     44.4%        35.8        119.9
CL                Colgate-Palmolive Co.                     Consumer Staples        11.5%        23.0         35.4
FNM               Fannie Mae                                Finance                 13.8%        11.5         12.2
GE                General Electric Co.                      Multi                    9.7%        16.7         41.7
HD                The Home Depot, Inc.                      Retail                  17.8%        23.1         45.4
OMC               Omnicom Group Inc.                        Advertising             14.2%        12.4         37.4
PFE               Pfizer Inc.                               Healthcare              16.5%        20.6         47.1
AVERAGE COMPANY                                                                                  18.7         43.9


[FRONTEGRA FUNDS LOGO]


Looking ahead, we are optimistic that the recovery in economic growth that began in late 2001 will continue in 2002 and 2003. Interest rates remain low, inventories are being restocked, productivity growth is outstanding and consumer spending is holding up. This backdrop should provide for meaningful improvements in corporate earnings growth. An earnings recovery and aggressive prosecution of criminal conduct by corporate managers and related third parties should be catalysts to rebuilding investor confidence. We look forward to the day when investors re-focus their attention on the business fundamentals of these fine companies.

PORTFOLIO CHARACTERISTICS

As always, the Fund's characteristics reflect our commitment to disciplined growth stock investing. The portfolio has better historical EPS growth rates than the market (15% versus 13%), better expected EPS growth over the next year (16% versus 14%), and better historical sales growth (11% versus 7%). Despite these favorable fundamental characteristics, the Fund's current P/E of 15.6x is below the S&P 500 Index's P/E of 17.7x.

From a sector weighting standpoint, we have overweighted positions in the healthcare and the telecommunications & media sectors. In both cases, our expected growth rates for the companies in these sectors are generally much higher than is currently being discounted by the market. We also believe that stock prices in the telecommunications & media sector are being weighed down by concerns about debt levels and accounting - issues that we do not think have any long-term implications for the companies we own.

We are modestly under-weighted in the energy, industrials, consumer discretionary and utilities sectors at the present time. We are somewhat concerned that these areas (which have generally performed better than the broad market) will represent areas that investors will rotate away from as more evidence of an economic recovery surfaces and earnings growth re-accelerates.


             TEN LARGEST HOLDINGS AS OF 6/30/02

             NAME                          TICKER          POSITION SIZE
             ----                          ------          -------------
             Pfizer, Inc.                   PFE                5.2%
             General Electric Co.           GE                 4.3%
             Fannie Mae                     FNM                3.9%
             Washington Mutual, Inc.        WM                 3.6%
             Microsoft Corp.                MSFT               3.4%
             The Home Depot, Inc.           HD                 3.3%
             American Intl Group, Inc.      AIG                3.3%
             Liberty Media Corp. - Class A  L                  3.2%
             AOL Time Warner, Inc.          AOL                2.9%
             Cendant Corp.                  CD                 2.9%


[FRONTEGRA FUNDS LOGO]



SUMMARY

In closing, this is a very challenging time for investors. We are very disappointed with the performance of the Fund for the fiscal year. Long-term success in portfolio management requires adherence to a set of investment beliefs that are imbedded in an investment process for selecting securities and constructing portfolios. Despite the results of the past twelve months, it would be wrong to abandon a process that has proven itself over the past twenty-three years.

However, it would be equally wrong to assume that we have nothing new to learn. The lesson we have learned over the past few months is that there are occasionally times when market psychology becomes so dominant that fundamental analysis does not work as it normally does. We have begun to supplement our short-term buy/sell decisions with various technical and trend-based analytic tools to help guide the timing of our decisions. We believe necessary adjustments have been made to our portfolio process and we now look forward to spending all of our time researching and buying the quality companies that will lead the market recovery.

We thank you for your continued support, and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/ Daniel T. Murphy      /s/ Brian A. Hellmer        /s/ Stephen L Hawk
Daniel T. Murphy,CFA      Brian A. Hellmer, CFA       Stephen L. Hawk, Ph.D.
President and Chief       Senior Vice President and   Chairman and
Investment Officer        Director of Research        Chief Executive Officer
Northern Capital          Northern Capital            Northern Capital
 Management, LLC           Management, LLC               Management, LLC
dan.murphy@norcap.com     brian.hellmer@norcap.com    steve.hawk@norcap.com

[FRONTEGRA FUNDS LOGO]


INVESTMENT HIGHLIGHTS

Growth of a $10,000 Investment

                          Frontegra              S&P
  Date                     Growth          500 Stock Index
  ----                     ------          ---------------
03/18/1998                 10,000              10,000
03/31/1998                 10,110              10,152
06/30/1998                 10,200              10,488
09/30/1998                  8,580               9,444
12/31/1998                 10,894              11,456
03/31/1999                 11,314              12,026
06/30/1999                 11,945              12,874
09/30/1999                 11,264              12,071
12/31/1999                 13,616              13,867
03/31/2000                 14,479              14,186
06/30/2000                 13,777              13,810
09/30/2000                 13,948              13,676
12/31/2000                 12,322              12,607
03/31/2001                 11,696              11,112
06/30/2001                 12,599              11,762
09/30/2001                 10,393              10,036
12/31/2001                 12,259              11,109
03/31/2002                 11,076              11,139
06/30/2002                  8,947               9,647

* 3/18/98 commencement of operations.


Portfolio Total Return**
FOR THE PERIOD ENDED 6/30/02
-----------------------------
ONE YEAR               (28.98)%

SINCE COMMENCEMENT
AVERAGE ANNUAL          (2.56)%



This chart assumes an initial gross investment of $10,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[FRONTEGRA FUNDS LOGO]


Frontegra Growth Fund

SCHEDULE OF INVESTMENTS
June 30, 2002


Number of Shares                                                        Value
-------------------------------------------------------------------------------
            COMMON STOCKS   97.6%

            Advertising  2.4 %
 8,125      Omnicom Group Inc.                                      $   372,125
                                                                    -----------
            Aerospace  2.0%
 2,875      General Dynamics Corp.                                      305,756
                                                                    -----------
            Banks and Savings & Loans 5.7%
 7,350      State Street Corp.                                          328,545
14,950      Washington Mutual, Inc.                                     554,795
                                                                    -----------
                                                                        883,340
                                                                    -----------
            Commercia Services  1.7%
 5,700      H&R Block, Inc.                                             263,055
                                                                    -----------
            Computers & Software  7.4%
 9,650      Dell Computer Corp.*                                        252,251
 9,600      Microsoft Corp.*                                            525,120
 5,475      Seagate Technology, Inc. Tax Refund Right                         -
12,300      Siebel Systems, Inc.*                                       174,906
 7,450      SunGard Data Systems Inc.*                                  197,276
                                                                    -----------
                                                                      1,149,553
                                                                    -----------
            Cosmetics & Toiletries 2.7%
 8,250      Colgate-Palmolive Co.                                       412,912
                                                                    -----------
            Data Processing  1.3%
 5,350      Fiserv, Inc.*                                               196,399
                                                                    -----------
            Electronic  Components & Semiconductors  2.3%
23,200      Flextronics International Ltd.*                             165,416
10,600      Intel Corp.                                                 193,662
                                                                    -----------
                                                                        359,078
                                                                    -----------
            Financial  9.4%
22,150      The Charles Schwab Corp.                                    248,080
 8,400      Citigroup Inc.                                              325,500
 8,100      Fannie Mae                                                  597,375
 8,650      MBNA Corp.                                                  286,056
                                                                    -----------
                                                                      1,457,011
                                                                    -----------
            Food & Beverages  6.4%
 5,550      Kraft Foods Inc.                                            227,272
21,450      The Kroger Co.*                                             426,855


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]



Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)

June 30, 2002


Number of Shares                                                   Value
--------------------------------------------------------------------------

             Food & Beverages 6.4% (continued)
 7,050       PepsiCo, Inc.                                   $   339,810
                                                             -----------
                                                                 993,937
                                                             -----------
             Healthcare  17.9%
 6,300       Allergan, Inc.                                      420,525
10,100       Boston Scientific Corp.*                            296,132
 9,125       Bristol-Myers Squibb Co.                            234,512
 6,600       IDEC Pharmaceuticals Corp.*                         233,970
16,550       IMS Health Inc.                                     297,073
 4,600       Merck & Co. Inc.                                    232,944
22,925       Pfizer Inc.                                         802,375
 3,050       Quest Diagnostics Inc.*                             262,452
                                                             -----------
                                                               2,779,983
                                                             -----------
             Industrial Gases 1.4%
 3,900       Praxair, Inc.                                       222,183
                                                             -----------
             Insurance  5.0%
 7,400       American International Group, Inc.                  504,902
 2,725       CIGNA Corp.                                         265,470
                                                             -----------
                                                                 770,372
                                                             -----------
             Media & Entertainment 6.1%
30,500       AOL Time Warner Inc.*                               448,655
49,575       Liberty Media Corp. - Class A*                      495,750
                                                             -----------
                                                                 944,405
                                                             -----------
             Multi - Sector Companies  9.3%
27,975       Cendant Corp. *                                     444,243
23,075       General Electric Co.                                670,329
 9,250       Honeywell International Inc.                        325,877
                                                             -----------
                                                               1,440,449
                                                             -----------
             Networking Products 2.3%
25,300       Cisco Systems, Inc.*                                352,935
                                                             -----------

             Oil & Gas  3.7%
 7,850       Anadarko Petroleum Corp.                            387,005
 4,200       Schlumberger Ltd.                                   195,300
                                                             -----------
                                                                 582,305
                                                             -----------



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]


Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2002


Number of Shares                                                                      Value
---------------------------------------------------------------------------------------------
                      Retailing & Restaurant  5.4%
  13,900              The Home Depot, Inc.                                       $    510,547
   4,750              Kohl's Corp.*                                                   332,880
                                                                                 ------------
                                                                                      843,427
                                                                                 ------------
                      Telecommunications  3.9%
  53,875              Sprint Corp. (PCS Group)*                                       240,821
   8,900              Verizon Communications Inc.                                     357,335
                                                                                 ------------
                                                                                      598,156
                                                                                 ------------
                      Toys  1.3%
   9,500              Mattel, Inc.                                                    200,260
                                                                                 ------------

                      TOTAL COMMON STOCKS
                      (cost $17,243,445)                                           15,127,641
                                                                                 ------------


Principal Amount
----------------
                      SHORT-TERM INVESTMENTS  3.1%
                      Variable Rate  Demand Notes  3.1%
$333,475              American Family Financial Services Inc., 1.4626%                333,475
  94,091              Wisconsin Corporate Central Credit Union, 1.5100%                94,091
  49,924              Wisconsin Electric Power Co., 1.4625%                            49,924
                                                                                 ------------
                                                                                      477,490
                                                                                 ------------
                      TOTAL SHORT-TERM INVESTMENTS
                      (cost $477,490)                                                 477,490
                                                                                 ------------
                      TOTAL INVESTMENTS   100.7%
                      (cost $17,720,935)                                           15,605,131

                      Liabilities, less Other Assets   (0.7)%                        (109,266)
                                                                                 ------------
                      NET ASSETS 100.0%                                          $ 15,495,865
                                                                                 ============

* Non-income producing




See notes to financial statements.

[FRONTEGRA FUNDS LOGO]

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002


ASSETS:

Investments at value (cost $17,720,935)                                $  15,605,131
Interest and dividend receivable                                              13,821
Receivable for investments sold                                              122,278
Receivable for Fund shares issued                                              4,942
Receivable from Adviser                                                        1,069
Other assets                                                                  12,937
                                                                       -------------
Total assets                                                              15,760,178
                                                                       =============

LIABILITIES:
Payable for investments purchased                                            237,211
Accrued expenses                                                              27,102
                                                                       -------------
Total liabilities                                                            264,313
                                                                       -------------
NET ASSETS                                                             $  15,495,865
                                                                       =============



NET ASSETS CONSIST OF:
Paid in capital                                                        $  20,619,850
Undistributed net investment income                                           24,890
Undistributed net realized loss                                           (3,033,071)
Net unrealized depreciation on investments                                (2,115,804)
                                                                       -------------
NET ASSETS                                                             $  15,495,865
                                                                       =============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                               100,000,000
Issued and outstanding                                                     1,780,808
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $        8.70
                                                                       =============

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2002
                                                                 -------------
INVESTMENT INCOME:
Dividends                                                        $      153,630
Interest                                                                 10,955
                                                                 --------------
                                                                        164,585
                                                                 --------------

EXPENSES:
Investment advisory fees                                                137,344
Fund administration and accounting fees                                  49,896
Federal and state registration fees                                      18,678
Custody fees                                                             17,849
Shareholder servicing                                                    15,553
Audit fees                                                               13,989
Legal fees                                                                8,064
Reports to shareholders                                                   6,580
Directors' fees and related expenses                                      3,770
Other                                                                     1,178
                                                                 --------------
Total expenses before waiver and reimbursement                          272,901
Waiver and reimbursement of expenses by Adviser                        (135,557)
                                                                 --------------
Net expenses                                                            137,344
                                                                 --------------
NET INVESTMENT INCOME                                                    27,241
                                                                 --------------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                     (2,796,108)
Change in net unrealized appreciation/
  depreciation on investments                                        (3,064,606)
                                                                 --------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS                                                 (5,860,714)
                                                                 --------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $   (5,833,473)
                                                                 ==============

See notes to financial statements.

[FRONTEGRA FUNDS LOGO]

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS



                                                        YEAR ENDED                YEAR ENDED
                                                      JUNE 30, 2002             JUNE 30, 2001
                                                      -------------             -------------
OPERATIONS:
Net investment income                                 $      27,241             $      31,057
Net realized gain (loss)
 on investments                                          (2,796,108)                  160,853
Change in net unrealized appreciation/
 depreciation on investments                             (3,064,606)               (1,632,970)
                                                      -------------             -------------
Net decrease in net assets
 resulting from operations                               (5,833,473)               (1,441,060)
                                                      -------------             -------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (31,018)                   (2,727)
Net realized gain on investments                            (13,493)                 (298,042)
                                                      -------------             -------------
Net decrease in net assets resulting
 from distributions paid                                    (44,511)                 (300,769)
                                                      -------------             ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                               6,003,099                 3,947,194
Shares issued to holders in
 reinvestment of distributions                               43,355                   300,735
Shares redeemed                                          (1,608,114)               (1,828,199)
                                                      -------------             -------------
Net increase in net assets
 resulting from capital share transactions                4,438,340                 2,419,730
                                                      -------------             -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  (1,439,644)                  677,901
                                                      -------------             ------------

NET ASSETS:
Beginning of period                                      16,935,509                16,257,608
                                                      -------------             -------------
End of period
 (includes undistributed
 net investment income of
 $24,890 and $30,952, respectively)                   $  15,495,865             $ 16,935,509
                                                      =============             ============


See notes to financial statements.

[FRONTEGRA FUNDS LOGO]

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                           YEAR            YEAR            YEAR            EIGHT MONTHS      PERIOD
                                          ENDED           ENDED           ENDED               ENDED          ENDED
                                         JUNE 30,        JUNE 30,        JUNE 30,           JUNE 30,       OCTOBER 31,
                                           2002            2001            2000               1999          1998(1)
                                           ----            ----            ----               ----           ------
NET ASSET VALUE,
 BEGINNING OF PERIOD                 $    12.27       $    13.69       $    11.93       $     9.29      $    10.00

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment income                      0.01             0.02            --   (5)          0.01            0.01
Net realized and unrealized gain
 (loss) on investments                    (3.55)           (1.20)            1.82             2.64           (0.72)
                                     ----------       ----------       ----------       ----------      ----------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                    (3.54)           (1.18)            1.82             2.65           (0.71)
                                     ----------       ----------       ----------       ----------      ----------

LESS DISTRIBUTIONS PAID:
From net investment income                (0.02)           --    (5)        (0.01)           (0.01)             --
From net realized gain
 on investments                           (0.01)           (0.24)           (0.05)              --              --
                                     ----------       ----------       ----------       ----------      ----------
TOTAL DISTRIBUTIONS PAID                  (0.03)           (0.24)           (0.06)           (0.01)             --
                                     ----------       ----------       ----------       ----------      ----------
NET ASSET VALUE, END OF PERIOD       $     8.70       $    12.27       $    13.69       $    11.93      $     9.29
                                     ==========       ==========       ==========       ==========      ==========


TOTAL RETURN(2)                          (28.98)%          (8.55)%          15.33%           28.58%          (7.10)%

SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of period
 (in thousands)                      $   15,496       $   16,936       $   16,258       $    4,619      $    2,343
Ratio of expenses to
 average net assets(3)(4)                  0.80%            0.80%            0.80%            0.80%           0.80%
Ratio of net investment income
 to average net assets(3)(4)               0.16%            0.19%            0.05%            0.16%           0.28%
Portfolio turnover rate(2)                  186%             219%             213%             106%             67%



(1)  Commenced operations on March 18, 1998.

(2)  Not annualized for periods less than a full year.

(3) Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.59%, 1.54%, 1.89%, 4.52% and 9.23%, and the ratio of net investment loss to average net assets would have been (0.63)%, (0.55)%, (1.04)%, (3.56)% and (8.15)% for the periods ended June 30, 2002, June 30,
     2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.

(4)  Annualized.

(5)  Less than one cent per share.



See notes to financial statements.

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2002


(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund (the "Funds"). The Frontegra Total Return Bond, Investment Grade Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996, February 23, 2001 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998. The Frontegra Emerging Growth Fund is not currently offering shares.

     Costs incurred by the Frontegra Total Return Bond and Opportunity Funds in connection with the organization, registration and the initial public offering of shares have been deferred and are being amortized over the period of benefit, but not to exceed five years from the respective dates upon which the Funds commenced operations. Frontegra Asset Management, Inc. (the "Adviser") has paid the costs incurred with the organization, registration and initial public offering of shares for the Frontegra Investment Grade Bond, Growth and Emerging Growth Funds.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a) Investment Valuation
         Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams and Northern, pursuant to guidelines established by the Board of Directors.

     (b) Federal Income Taxes
         The Funds intend to comply with the requirement of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

[FRONTEGRA FUNDS LOGO]


Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2002


     (c) Distributions to Shareholders

         Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Investment Grade Bond Funds and at least annually for the Frontegra Opportunity and Growth Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

         The tax character of distributions paid during the fiscal year ended June 30, 2002 were as follows:

                                                        ORDINARY                LONG-TERM
                                                         INCOME               CAPITAL GAINS
                                                      -----------             -------------
         Frontegra Total Return Bond Fund             $18,205,490                $183,100
         Frontegra Investment Grade Bond Fund             950,123                       0
         Frontegra Opportunity Fund                       417,616                 304,585
         Frontegra Growth Fund                             31,018                  13,493



         Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, at June 30, 2002, reclassifications were recorded to decrease undistributed net investment income by $54 and $2,285, decrease undistributed net realized loss by $54 and $4,273 and decrease paid in capital by $0 and $1,988 for the Frontegra Investment Grade Bond and Growth Funds, respectively. Reclassifications were recorded to decrease undistributed net investment income by $11,340, increase undistributed net realized gain by $14,623 and decrease paid in capital by $3,283 for the Frontegra Opportunity Fund. Reclassifications were also made to increase undistributed net investment income by $825,964, increase undistributed net realized loss by $829,256, decrease paid in capital by $1,322 and decrease net unrealized depreciation by $4,614 for the Frontegra Total Return Bond Fund.

         As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                         ORDINARY               LONG-TERM
                                                          INCOME              CAPITAL GAINS
                                                        ----------            -------------
         Frontegra Total Return Bond Fund               $1,026,475              $        0
         Frontegra Investment Grade Bond Fund               14,923                       0
         Frontegra Opportunity Fund                        351,381               3,020,750
         Frontegra Growth Fund                              24,890                       0

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2002


     (d) When-Issued Securities
         The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining its net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e) Mortgage Dollar Rolls
         The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f) Other
         Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and was effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The adoption of the Guide by the Funds during the year ended June 30, 2002 did not have a significant effect on their recognition of income or gains and losses.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2002


         amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER
    Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

    The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

    The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated January 31, 2001, most recently amended February 23, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

    The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

    The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2002


(4) CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                  YEAR ENDED          YEAR ENDED
                                                JUNE 30, 2002       JUNE 30, 2001
                                                -------------       -------------
     Shares sold                                  6,799,291           4,626,494
     Shares issued to holders in
        reinvestment of distributions               594,649             216,351
     Shares redeemed                             (1,207,807)         (1,850,068)
                                                 ----------          ----------
     Net increase in shares outstanding           6,186,133           2,992,777
                                                 ==========          ==========

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                  YEAR ENDED        PERIOD ENDED
                                                JUNE 30, 2002     JUNE 30, 2001(1)
                                                -------------     ----------------
     Shares sold                                  2,804,260             715,768
     Shares issued to holders in
        reinvestment of distributions                81,147              12,556
     Shares redeemed                               (160,728)             (5,284)
                                                 ----------          ----------
     Net increase in shares outstanding           2,724,679             723,040
                                                 ==========          ==========

     (1) Commenced operations on February 23, 2001.

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                                  YEAR ENDED           YEAR ENDED
                                                JUNE 30, 2002        JUNE 30, 2001
                                                -------------        -------------
     Shares sold                                     41,949              76,357
     Shares issued to holders in
        reinvestment of distributions                19,414               6,005
     Shares redeemed                               (125,388)           (231,011)
                                                 ----------          ----------
     Net decrease in shares outstanding             (64,025)           (148,649)
                                                 ==========          ==========


     Transactions in shares of the Frontegra Growth Fund were as follows:

                                                  YEAR ENDED           YEAR ENDED
                                                JUNE 30, 2002        JUNE 30, 2001
                                                -------------        -------------
     Shares sold                                    549,312             307,469
     Shares issued to holders in
        reinvestment of distributions                 3,671              25,061
     Shares redeemed                               (152,706)           (139,578)
                                                 ----------          ----------
     Net increase in shares outstanding             400,277             192,952
                                                 ==========          ==========

[FRONTEGRA FUNDS LOGO]


Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2002


(5) INVESTMENT TRANSACTIONS
    The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended June 30, 2002, are summarized below:

                        FRONTEGRA           FRONTEGRA             FRONTEGRA         FRONTEGRA
                       TOTAL RETURN      INVESTMENT GRADE        OPPORTUNITY         GROWTH
                        BOND FUND           BOND FUND               FUND              FUND
                      --------------     ----------------        -----------       -----------
     Purchases        $1,224,717,556       $103,371,469          $11,878,816       $34,794,248
     Sales            $1,055,502,226       $ 82,576,087          $15,314,842       $30,624,418

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $1,346,635,066 and $1,318,114,421, respectively. Purchases and sales of U.S. government securities for the Frontegra Investment Grade Bond Fund were $237,650,406 and $233,618,561, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     At June 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $432,643,436, $47,119,900, $14,749,837 and $18,069,988 were as follows:

                             FRONTEGRA         FRONTEGRA         FRONTEGRA          FRONTEGRA
                           TOTAL RETURN    INVESTMENT GRADE     OPPORTUNITY          GROWTH
                             BOND FUND         BOND FUND           FUND               FUND
                           ------------    ----------------     -----------        -----------
     Appreciation          $  4,026,682      $   338,738        $ 3,271,138        $   581,905
     (Depreciation)         (14,627,489)        (266,814)          (974,738)        (3,046,762)
                           -------------------------------------------------------------------
     Net Appreciation
      (Depreciation)
      on investments       $(10,600,807)     $    71,924        $ 2,296,400        $(2,464,857)
                           -------------------------------------------------------------------

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002 the Frontegra Growth Fund had a capital loss carryforward of $1,058,984 with an expiration date of June 30, 2010. There were no capital loss carryforwards for the other Funds.

     At June 30, 2002 the Frontegra Total Return Bond, Investment Grade Bond and Growth Funds had post-October losses of $502,911, $55,952 and $1,625,034, respectively.

[FRONTEGRA FUNDS LOGO]


Frontegra Funds
REPORT OF INDEPENDENT AUDITORS
June 30, 2002


To the Board of Directors and Shareholders of the Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc. comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra Opportunity Fund and Frontegra Growth Fund (collectively the "Funds"), as of June 30, 2002, and the related statements of operations, statements of changes in net assets, financial highlights and notes to financial statements for the periods indicated therein. These financial statements, financial highlights and notes to financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, financial highlights and notes to financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2002, by correspondence with the custodian and brokers or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2002, the results of their operations, changes in net assets, financial highlights and notes to financial statements for the periods, indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP



Chicago, Illinois
August 9, 2002

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)


The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTORS AND OFFICERS

                                                       PRINCIPAL                            NUMBER OF      OTHER
                                                       OCCUPATION                           PORTFOLIOS     DIRECTORSHIPS
                         POSITION(S)      TERM         DURING PAST                          OVERSEEN       HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUNDS  OF OFFICE    FIVE YEARS                           BY DIRECTOR    DIRECTOR
------------------------------------------------------------------------------------------------------------------------
William D. Forsyth III   Co-President,    Indefinite   Mr. Forsyth received his B.S. in         5          None
Frontegra Asset          Treasurer,       term         Finance from the University of
Management, Inc.         Assistant                     Illinois in 1986 and his M.B.A.
400 Skokie Boulevard     Secretary and                 from the University of Chicago
Suite 500                Director                      in 1988. Mr. Forsyth has served
Northbrook, IL 60062     since                         as Co-President, Treasurer,
Age: 38                  May 1996                      Assistant Secretary and a Director
                                                       of the Adviser since May 1996.
                                                       From July 1993 until the present,
                                                       Mr. Forsyth also served as a
                                                       Partner of Frontier Partners,
                                                       Inc., a consulting/marketing firm.
                                                       From April 1987 until June 1993,
                                                       Mr. Forsyth served as a Partner
                                                       of Brinson Partners, Inc., an
                                                       investment advisor, and from June
                                                       1986 until April 1987, he served
                                                       as a product marketing
                                                       representative of Harris Trust &
                                                       Savings Bank. Mr. Forsyth received
                                                       his CFA designation in 1991.


Thomas J. Holmberg, Jr.  Co-President,    Indefinite   Mr. Holmberg received his B.A. in        5          None
Frontegra Asset          Secretary and    term         Economics from the College of
Management, Inc.         Assistant                     William and Mary in 1980 and his
400 Skokie Boulevard     Treasurer                     M.P.P.M from Yale University in
Suite 500                since                         1987. Mr. Holmberg has served as
Northbrook, IL 60062     May 1996;                     Co-President, Secretary, Assistant
Age: 43                  Director                      Treasurer and a Director of the
                         from May 1996                 Adviser since May 1996. From July
                         to May 2002                   1993 until the present, Mr.
                                                       Holmberg also served as a Partner
                                                       of Frontier Partners, Inc., a
                                                       consulting/marketing firm. From
                                                       February 1989 until July 1993,
                                                       Mr. Holmberg served as a Partner
                                                       of, and Account Manager for,
                                                       Brinson Partners, Inc., an
                                                       investment advisor. From July
                                                       1987 until January 1989, Mr.
                                                       Holmberg served as an associate
                                                       in the fixed income sales area of
                                                       Goldman, Sachs & Co. Mr. Holmberg
                                                       received his CFA designation
                                                       in 1991.

[FRONTEGRA FUNDS LOGO]

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

NON-INTERESTED DIRECTORS

                                                       PRINCIPAL                            NUMBER OF      OTHER
                                                       OCCUPATION                           PORTFOLIOS     DIRECTORSHIPS
                         POSITION(S)      TERM         DURING PAST                          OVERSEEN       HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUNDS  OF OFFICE    FIVE YEARS                           BY DIRECTOR    DIRECTOR
------------------------------------------------------------------------------------------------------------------------
David L. Heald           Director         Indefinite   Mr. Heald received his B.A. in            5         None
400 Skokie Boulevard     since            term         English from Denison University
Suite 260                June                          in 1966 and his J.D. from
Northbrook, IL 60062     1996                          Vanderbilt University School
Age: 57                                                of Law in 1969. Mr. Heald has
                                                       been a principal and a Director
                                                       of Consulting Fiduciaries, Inc.
                                                       ("CFI"), a registered investment
                                                       adviser, since August of 1994.
                                                       CFI provides professional,
                                                       independent, fiduciary decision
                                                       making, consultation and
                                                       alternative dispute resolution
                                                       services to ERISA plans, plan
                                                       sponsors and investment managers.
                                                       Between April 1994 and August
                                                       1994, Mr. Heald engaged in the
                                                       private practice of law. From
                                                       August 1992 until April 1994, Mr.
                                                       Heald was a managing director
                                                       and the chief administrative
                                                       officer of Calamos Asset
                                                       Management, Inc., a registered
                                                       investment adviser specializing
                                                       in convertible securities, and he
                                                       served as an officer and director
                                                       of CFS Investment Trust, a
                                                       registered investment company
                                                       comprised of four series. From
                                                       January 1990 until August 1992,
                                                       Mr. Heald was a partner in the
                                                       Chicago based law firm of
                                                       Gardner, Carton & Douglas.


James M. Snyder          Director         Indefinite   Mr. Snyder received his B.S. in           5         None
1723 Pinehurst Lane      since May        term         Finance from Indiana University
Flossmoor, IL 60422      2002                          in 1969 and his M.B.A. from DePaul
Age: 55                                                University in 1973. Mr. Snyder
                                                       served as an investment
                                                       professional with Northern Trust
                                                       from June 1969 until his
                                                       retirement in June 2001. He served
                                                       in a variety of capacities at
                                                       Northern Trust, most recently as
                                                       Executive Vice President of
                                                       Northern Trust and Vice Chairman
                                                       of Northern Trust Global
                                                       Investments. Mr. Snyder is a
                                                       Chartered Financial Analyst (CFA).

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